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NORTH TRACK FUNDS

SEMI-ANNUAL REPORT
TO SHAREHOLDERS
(UNAUDITED)

April 30, 2002

> S&P 100 PLUS FUND

> PSE TECH 100 INDEX FUND

> DOW JONES U.S.  HEALTH CARE
    100 PLUS FUND

> DOW JONES U.S.  FINANCIAL
    100 PLUS FUND

> MANAGED GROWTH FUND

> TAX-EXEMPT FUND

> GOVERNMENT FUND

PERFORMANCE SUMMARY
Data as of April 30, 2002

                            FUND INFORMATION            ANNUALIZED TOTAL RETURNS AT NAV           ANNUALIZED TOTAL RETURNS WITH
                                                                                                  SALES CHARGE*<F1>
                            ---------------------------- -------------------------------------    --------------------------------
                            NASDAQ             INCEPTION 10 YEAR/                                 10 YEAR/
                            SYMBOL  CUSIP      DATE      INCEPTION 5 YEAR 3 YEAR 1 YEAR   YTD     INCEPTION 5 YEAR  3 YEAR 1 YEAR
                            ------  -----      --------- --------- ------ ------ ------   ---     --------- ------  ------ ------
EQUITY INDEX FUNDS
------------------
PSE TECH 100 INDEX FUND (A) PPTIX   663038875  6/10/96   18.03%    18.38%  4.49% -22.09% -12.21%  16.96%    17.11%  2.63%  -26.18%
PSE TECH 100 INDEX FUND (B) PSEBX   663038834  7/27/98   13.69%     -      3.71% -22.72% -12.44%  13.13%      -     2.68%  -26.53%
PSE TECH 100 INDEX FUND (C) PTICX   663038826  5/8/00   -25.08%     -       -    -22.68% -12.41% -25.08%      -      -     -23.29%
S&P 100 PLUS FUND (A)       PPSPX   663038305  12/20/85  11.15%**   6.72% -7.30% -17.50%  -8.92%  10.55%**   5.58% -8.96%  -21.83%
                                                              <F2>                                     <F2>
S&P 100 PLUS FUND (B)       PSUBX   663038503  7/27/98   -1.81%     -     -7.99% -18.12%  -9.13%  -2.56%      -    -9.20%  -22.21%
S&P 100 PLUS FUND (C)       SPPCX   663038743  5/8/00   -17.32%     -       -    -18.10%  -9.14% -17.32%      -      -     -18.91%
DJ US HEALTH CARE FUND (A)  NDJAX   663038727  4/17/01   -2.61%     -       -    -4.51%   -7.95%  -7.55%      -      -      -9.53%
DJ US HEALTH CARE FUND (B)  NDJBX   663038719  4/17/01   -3.29%     -       -    -5.11%   -8.17%  -7.02%      -      -      -9.85%
DJ US HEALTH CARE FUND (C)  NDJCX   663038693  4/17/01   -3.29%     -       -    -5.20%   -8.17%  -4.22%      -      -      -6.15%
DJ US FINANCIAL FUND (A)    NDUAX   663038685  4/17/01    2.73%     -       -    -0.26%    1.59%  -2.48%      -      -      -5.50%
DJ US FINANCIAL FUND (B)    NDUBX   663038677  4/17/01    1.94%     -       -    -1.06%    1.29%  -1.93%      -      -      -6.00%
DJ US FINANCIAL FUND (C)    NDUCX   663038669  4/17/01    1.97%     -       -    -1.03%    1.30%   1.00%      -      -      -2.00%

EQUITY FUNDS
------------
MANAGED GROWTH FUND (A)     PNMAX   663038701  1/4/99     6.67%     -      8.58%  4.38%    2.65%   4.95%      -     6.64%   -1.10%
MANAGED GROWTH FUND (B)     PNMBX   663038859  1/4/99     5.96%     -      7.78%  3.68%    2.45%   5.16%      -     6.62%   -1.32%
MANAGED GROWTH FUND (C)     MGPCX   663038842  5/8/00     6.47%     -       -     3.63%    2.42%   6.47%      -      -       2.72%

FIXED-INCOME FUNDS
------------------
GOVERNMENT FUND (A)         PRPGX   663038206  12/20/85   6.33%**   6.39%  5.34%  5.62%    1.24%   5.95%**   5.63%  4.10%    1.93%
                                                              <F2>                                     <F2>
GOVERNMENT FUND (C)         GVTCX   663038800  5/8/00     8.13%     -       -     4.97%    1.07%   8.13%      -      -       4.07%
TAX-EXEMPT FUND (A only)    PPTEX   663038107  7/19/84    5.84%**   4.85%  3.32%  6.73%    3.10%   5.46%**   4.10%  2.10%    3.00%
                                                              <F2>                                     <F2>

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current prospectus for each fund listed in the chart. Total returns include the reinvestment of all dividends and capital gains for each of the funds. Tax-exempt funds may be subject to AMTtaxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issues by larger companies. Investments in a single industry may involve greater risks and price volatility.

*<F1> The equity fund's Class A shares maximum sales charge is 5.25%. The equity fund Class B shares are subject to a Contingent Deferred Sales Charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. The Class A shares maximum sales charge for the Government and the Tax-Exempt Funds is 3.50%. Class C shares are available for all equity funds and the Government Fund. Class C shares are subject to a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes. Effective March 1, 2002 there is no front-end sales charge on Class C Shares.
**<F2> Performance is for the 10-year period and not from the fund's inception date.
***<F3>   Cap gains for 2001 were paid on 11/16/01 and 12/28/01.

In the past the Advisor waived a portion of the advisory fees for the S&P 100 Plus, Managed Growth, PSE Tech 100 Index, Government and Tax-Exempt Funds. Without such subsidy, total returns would have been less. The Advisor has voluntarily agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds so that total expenses will not exceed 1.15%. The advisor may discontinue this subsidy at any time. Without such subsidy, returns for the funds would be less. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares.

SHARES OF THE GOVERNMENT FUND ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT.

"Standard & Poor's," "S&P," "S&P 100" and Standard & Poor's 100" are trademarks of McGraw-Hill, Inc. and "PSE" is the service mark of the Pacific Exchange Incorporated. "Dow Jones" is a service mark of Dow Jones and Company,. These marks have been licensed for use by the licensee. These organizationsdo not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds. B.C. Ziegler and Company distributor. Member SIPC.

NOT FDIC INSURED      NO BANK GUARANTEE      MAY LOSE VALUE

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 2002

                                                                   June 18, 2002

DEAR SHAREHOLDER:

It is my honor to present our 2002 semi-annual report. In the aftermath of the September 11 terrorist attacks, the volatility in the market increased. Continued investment in the small to mid-cap parts of the equity market fueled returns. Investors moved out of large-cap stocks and sectors like health care and technology.

As I think about my own investment plan, the temptation to move with the crowd is somewhat appealing. Much of my personal investments are in the North Track fund family. These days it is easy to become overly concerned with short-term investment results, which have been adversely affected by the emotional fallout of recent events, including the war overseas, the Palestinian conflict and the demise of Enron.

However, as I look out over the eight to ten year horizon I have established in my own investment plan, I am confident that the companies and sectors represented in our funds offer strong potential for reasonable returns. Our concept of using index funds as a core investment, and surrounding those funds with other actively managed products, allows me the comfort to know how my portfolio is positioned on any given day. While I realize each investor's time horizon and risk tolerance is different, I believe that beginning with an index concept makes a great deal of sense for most investors.

On the following pages, our portfolio managers provide you with a discussion of performance of their funds during the six months ended April 30, 2002. The performance of the funds varies depending on which part of the market they were invested in.

I look ahead to the remainder of this year and the future with guarded optimism. While no one can predict investment returns - and those returns are expected to be much less than the late 90s - the signals in the marketplace appear to be generally positive.

I appreciate the trust and confidence you have shown in us and the financial professional you work with.

Very truly yours,

/s/Robert J. Tuszynski

Robert J. Tuszynski
President and CEO

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semiannual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

NORTH TRACK S&P 100 PLUS FUND

  The fund started its fiscal year with a solid rebound in the aftermath of the September 11 terrorist attacks and then struggled to maintain positive momentum for most of the ensuing six months ended April 30, 2002. The fund's total NAV return was -2.11% for the first half of its fiscal year compared to -1.52% for the S&P 100 Index and 2.31% for the S&P 500 Index. The deviation in returns was primarily due to the fund's expenses, while the enhancement program had a slightly adverse impact for the period. The fund is currently being managed to closely reflect the characteristics of its benchmark, with no over- or under-weight of individual security positions.

  Large-cap stocks, which comprise the fund's entire portfolio, remained out of favor for the period, as they have for much of the previous two years. Technology and telecommunications issues continued to lose ground. Health care stocks also under-performed. Energy, basic materials, consumer staples and financial issues produced positive returns as investors sought the comfort of slower, but less volatile growth.

  Eighteen months ago, there was a significant divergence in the valuation of large-cap stocks compared to their smaller cousins. However, where smaller issues once looked cheap relative to large-cap shares, that is no longer the case. Based on price to earnings ratios, small and mid-cap stocks now trade at the same level as large-cap issues. With the economy clearly in the early stages of a recovery, we believe that the fund's relative prospects are positioned to improve. The fund's holdings include America's largest and best capitalized companies - the companies with the strongest brands and financial resources to take periods of economic adversity in stride. As the economic recovery becomes more tangible, we expect large-cap stocks may once again trade at a premium to the small and mid-cap universe.

PSE TECH 100 INDEX FUND

  The fund started its fiscal year with a flourish, rebounding strongly from the September 11-induced market drop. As the months proceeded, concerns about moderating growth levels, confirmed by numerous earnings disappointments and lowered forecasts, led to lower share prices for many of the companies that previously fueled the fund's growth. For the six months ended April 30, 2002, the fund's total NAV return was 0.69%. With its unique price-weighted index methodology and broad diversification across the technology sector, the fund once again proved its durability versus the technology-dominated NASDAQ 100 Index, which returned -6.40% for the same period.

  Many of the conditions that have undermined the technology sector over the last two years continue to persist. Corporate spending, particularly for technology-related projects, has been sluggish and the telecom sector remains mired in overcapacity. The lack of new, compelling innovations has also dampened investor enthusiasm for the entire sector.

  On a more positive note, the last major upgrade of corporate computer networks occurred three years ago in anticipation of Y2K. Those networks are due for replacement over the next 12-18 months. Research and development spending at such tech stalwarts as Microsoft and Intel continue at high levels and it appears that there may be renewed interest in mergers and consolidation; witness the combination of Hewlett-Packard and Compaq. It appears that the government and Microsoft are close to finally resolving their long-standing battle over the latter's competitive practices, which should lift the cloud of uncertainty over the software leader's head.

  It is important to keep in mind that although the growth profile of the technology sector remains outsized when compared to the rest of the economy, it is cyclical and subject to the same "boom and bust" scenarios confronting other sectors. We are presently mired in a slower growth period for technology, although we feel that prospects for improved growth should become apparent later this year as the economy recovers and corporate spending returns to a more normal level.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  Dow Jones U.S. Health Care 100 Plus Fund posted an NAV return of -4.70% for the six months ended April 30, 2002 in a generally tough market for health care stocks. The Dow Jones US Health Care 100 Index returned -4.29% over the same period with the deviation attributable to fund expenses. The fund is currently being managed to closely reflect the characteristics of its index.

  The health care sector has typically provided a relatively safe haven during turbulent markets. This held true for much of the first six months of the fiscal year, but a string of earnings disappointments at several large drug companies and increased scrutiny of drug prices by the federal government precipitated a pull back in the health care sector.

  We view this as a good opportunity to add or increase exposure to the sector, since fundamentals are sound and valuations are increasingly attractive. The health care sector has excellent sales growth prospects and profitability is among the best of any economic sector. Near term, expansion of drug pipelines, development and innovation in the areas of biotechnology and genomics, and increases in hospital and physicians' costs and reimbursement rates should help health care companies to recognize stable, if not enhanced financial performance. Long-term prospects for the sector are especially promising, driven by favorable demographics. As the Baby Boom generation eases into senior citizen status, the demand for health care products and services will almost assuredly increase.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  The North Track Dow Jones U.S. Financial 100 Plus Fund is constructed to provide broad exposure to the domestic financial services industry. From October 31, 2001 through April 30, 2002, the fund's total NAV return, including reinvested dividends, was 11.89%. The Dow Jones U.S. Financial 100 Index returned 12.48% over the same period; the deviation in returns was due to fund expenses. The fund's results substantially outpaced the 2.31% total return of the S&P 500 Index over the six-month period. The fund does not currently have any materially under-weighted or over-weighted securities positions relative to its benchmark.

  In the aftermath of the September 11 attacks, the Federal Reserve cut short-term interest rates three times, helping to boost share prices for most of the fund's holdings. The resulting steep yield curve helped to enhance net interest margins for the fund's bank holdings and its consumer finance companies also performed well. The fund's holdings of insurance stocks rebounded on the prospect of higher premium rates post 9/11. Conversely, a sharp drop in trading activity and depressed stock underwriting activity dampened earnings and share prices for the fund's brokerage and investment banking firms.

  Although the fund has performed well over the past six months, in our view, its near-term outlook is mixed. The benefits of a recovering economy must be balanced with the prospect of higher short-term interest rates. Rates seem likely to trend higher (from the current historic lows) in the latter part of the year as the economy recovers; however, we expect the Fed to move slowly until it is confident that a sustainable recovery is underway. Rising interest rates are generally viewed as bad for financial stocks. However, most financial firms can readily manage a trend of modestly higher rates and the benefit of sustained economic growth should more than offset the impact of a moderate rate hike.

  Despite the short-term clouds, our long-term outlook for the financial sector is staunchly positive. As the Baby Boom generation moves through its peak earnings years into retirement, the demand for financial products and services is likely to accelerate. The fund is broadly diversified across the financial sector and the vast majority of the companies in the fund have reliable earnings growth, attractive dividends and reasonable valuations relative to other market sectors.

MANAGED GROWTH FUND

  During the period from November 1, 2001 to April 30, 2002, the Managed Growth Fund posted a 17.44% NAV return, versus 15.24% for the Russell Midcap Index and 6.97% for the Russell Midcap Growth Index. The Managed Growth Fund has continued to rank within the top 10 funds in its Lipper category for more than 18 straight months, and as of April 30, 2002 placed within the top 10% of its Morningstar category for the one year period.

  Without a doubt, the most important factor contributing to the Managed Growth Fund's out-performance relative to its benchmark and style universe was the decision to underweight technology issues, especially telecommunications. In fact, two issues, Comverse Technologies and Sanmina-SCI Corp., were completely eliminated during this period since the depression in that troubled industry does not appear to be abating. One other holding, Citrix Systems Inc., was completely eliminated as well due to fundamental concerns. In more general terms, our longstanding focus on quality and consistency of earnings as well as strong balance sheets and cash flow, is exactly what investors are searching for in the current market environment. Geneva Capital Management Ltd. the fund's sub-advisor, successfully benefited the fund by underweighting position sizes in questionable and underperforming stocks, and overweighting holdings in technically and fundamentally strong companies. We enjoyed few earnings disappointments outside of the technology arena.

  Four new holdings have been added to the portfolios: Donaldson Company Inc., Panera Bread Co., Stryker Corp., and TCF Financial. All of these companies are of the highest quality, are in diverse industries, and have demonstrated an ability to prosper in difficult times. As mentioned earlier, we eliminated two telecom holdings whose earnings are now at losses, reversing an earlier decision to stay the course. Underperforming stocks outside of the tech area were Intuit, Medimmune, O'Reilly Auto Parts and Zebra Technologies. Medimmune's earnings were light but we are still convinced that its market positioning is quite attractive. The other three companies reported in line or above consensus earnings, and are still at attractive valuations.

  U.S. equities are now in the eighth month of a bull market cycle, with mid cap companies at attractive valuations relative to the large cap universe. Broad diversification in equity portfolios is strongly recommended. Industry emphasis in equity portfolios should continue to be placed on dynamic growth vehicles in the business services, energy, financial, healthcare and consumer sectors. Furthermore, while valuation on the market as a whole appears rich compared to historical levels, such high price-earnings ratios appear sustainable given the low level of interest rates and especially inflation. We must note, however, that the years of 20-25% annualized equity returns are a thing of the past. The 1982 bull market began with P/E ratios at 8-10x earnings, allowing ample room for multiple expansion. After a short bear market in the 1993-1994 time frame, the S&P 500 entered 1995 selling at 15x earnings. In both instances, interest rates were much higher than they are currently. Nevertheless, the higher absolute level of P/E ratios today precludes such dramatic appreciation potential.

TAX-EXEMPT FUND

  In response to the increasing uncertainty regarding the health of the economy, and its negative impact on municipality tax revenues, we have repositioned the fund's holdings over the past several months. By selling longer term securities and buying municipals with shorter final maturity and call dates, the fund's market value will be less susceptible to wide swings should interest rates start to rise later this year.

  We have also maintained the fund's high credit quality bias with roughly 75% of its assets invested in "AAA" rated securities. The remaining assets are "AA" rated, making it one of the higher quality municipal bond funds in the country. We believe that the higher quality arena is appropriate at the present time given the unstable economic environment that currently exists.

GOVERNMENT FUND

  Over the six months ended April 30, 2002, the term structure of the Treasury curve moved higher as market participants reclaimed recovery expectations. Improvements in manufacturing and government spending coupled with continued consumer spending and housing activity have all provided influence for the Treasury curve to move higher. As such, economists have been revising growth expectations from 1%-2% GDP growth to 3 1/2%-4 1/2% for 2002, and are expecting the Federal Reserve to raise overnight rates from 1.75% to 2.75% by year-end.

  Over the six-month period, the two-year note rose 80 basis points (3.22%), the five-year note rose 93 basis points (4.41%), the 10-year note rose 85 basis points (5.09%), and the 30-year bond rose 72 basis points (5.59%). Given the increase in yield curve, the U.S. Government Fund had a total return of -.53% versus the Lehman Intermediate U.S. Treasury Index total return of -0.29%.

  Examining component characteristics, the fund was managed to be slightly longer in duration than the Index as it implemented curve-flattening trades. In addition, as interest rates began to rise, the fund increased its exposure to GNMA securities as prepayment risk subsided and option volatilities on mortgages stabilized. The impact created an opportunity to not only increase the yield of the fund but also gain price appreciation versus Treasuries. As of April 30, 2002, the Government Fund held a 45% exposure to GNMAs.

  Component characteristics were as follows: the fund's duration was 3.21 versus the Index duration of 3.18; Key rate durations over the term structure - the fund was under-weighted in the 0-2.99 year, under-weighted in the 3-5.99 year, over-weighted in the 6-9.99 year, and over-weighted in the 10-30 year; and non-parallel duration - U.S. Government Fund 1.17 versus the Index 1.20.

  As market opportunities present themselves, the North Track Government Fund will continue to make specific security selections to capture price appreciation. In addition, the fund will continue to focus on sector specific spread relationships to improve its performance against the benchmark.

                            NORTH TRACK FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                       S&P 100 PLUS FUND -- CLASS A
                                           ------------------------------------------------------------------------------------
                                                               For the years ended                         For the years ended
                                              For the              October 31,           For the ten          December 31,
                                            period ended      ---------------------      months ended      -------------------
                                           April 30, 2002      2001           2000     October 31, 1999     1998         1997
                                           --------------     ------         ------    ----------------    ------       ------
                                            (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $30.78         $43.32         $41.49         $34.90         $27.04       $22.08

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.05            .06            .07            .10            .20          .26
   Net realized and unrealized
     gains (losses) on investments              (0.70)        (11.91)          2.31           6.57           8.51         5.63
                                               ------         ------         ------         ------         ------       ------
   TOTAL FROM INVESTMENT OPERATIONS             (0.65)        (11.85)          2.38           6.67           8.71         5.89
                                               ------         ------         ------         ------         ------       ------

LESS DISTRIBUTIONS:
   Dividends from net investment income            --             --           (.06)          (.08)          (.20)        (.26)
   Distributions from net realized
     capital gains on investments                  --           (.69)          (.49)            --           (.59)        (.65)
   Distributions in excess  of
    net realized capital gains                     --             --             --             --           (.06)        (.02)
                                               ------         ------         ------         ------         ------       ------
   TOTAL DISTRIBUTIONS                             --           (.69)          (.55)          (.08)          (.85)        (.93)
                                               ------         ------         ------         ------         ------       ------
NET ASSET VALUE, END OF PERIOD                 $30.13         $30.78         $43.32         $41.49         $34.90       $27.04
                                               ------         ------         ------         ------         ------       ------
                                               ------         ------         ------         ------         ------       ------

TOTAL RETURN**<F5>                            (2.11)%++      (27.8)%           5.7%          19.1%++        32.3%        26.8%
                                                    <F7>                                         <F7>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                      $182,053       $170,879       $246,017       $214,358       $160,190     $105,738
Ratio of net expenses
  to average net assets                          1.1%*<F4>      1.1%           0.9%+<F6>      0.8%*<F4>      0.9%+<F6>    0.9%+<F6>
Ratio of net investment income
  to average net assets                          0.3%*<F4>      0.2%           0.2%+<F6>      0.3%*<F4>      0.6%+<F6>    1.0%+<F6>
Portfolio turnover rate                          7.1%++<F7>    20.7%           7.0%           4.9%++<F7>    10.2%        17.0%

  *<F4>   Annualized.
 **<F5> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F6> Reflects a voluntary reimbursement of fund expenses of 0.05% in 2000, 0.07% in 1998 and 0.11% in 1997. Without reimbursement the ratio of net expenses to average net assets would have been 1.0% in 2000, 1.0% in 1998 and 1.0% in 1997.
 ++<F7>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                     S&P 100 PLUS FUND -- CLASS B
                                           --------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                             period from
                                                               For the years ended                          July 27, 1998
                                              For the              October 31,           For the ten        (commencement
                                            period ended      --------------------       months ended     of operations) to
                                           April 30, 2002      2001           2000     October 31, 1999   December 31, 1998
                                           --------------     ------         ------    ----------------   -----------------
                                            (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $30.31         $42.90         $41.35         $34.91              $33.13

INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)                 (0.07)          (.21)          (.18)          (.13)                .01
   Net realized and unrealized
     gains (losses) on investments              (0.68)        (11.77)          2.22           6.57                2.43
                                               ------         ------         ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS             (0.75)        (11.98)          2.04           6.44                2.44
                                               ------         ------         ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income            --             --             --             --                (.01)
   Distributions from net realized
     capital gains on investments                  --           (.61)          (.49)            --                (.59)
   Distributions in excess  of
     net realized capital gains                    --             --             --             --                (.06)
                                               ------         ------         ------         ------              ------
   TOTAL DISTRIBUTIONS                             --           (.61)          (.49)            --                (.66)
                                               ------         ------         ------         ------              ------
NET ASSET VALUE, END OF PERIOD                 $29.56         $30.31         $42.90         $41.35              $34.91
                                               ------         ------         ------         ------              ------
                                               ------         ------         ------         ------              ------

TOTAL RETURN**<F9>                            (2.47)%++      (28.3)%           4.9%          18.4%++              7.4%++
                                                    <F11>                                        <F11>               <F11>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $55,000        $55,255        $68,697        $37,160              $6,123
Ratio of net expenses
  to average net assets                          1.8%*<F8>      1.8%           1.6%+<F10>     1.5%*<F8>           1.3%*+<F10>
Ratio of net investment income (loss)
  to average net assets                        (0.4)%*<F8>    (0.6)%         (0.6)%+<F10>   (0.4)%*<F8>             --*<F8>+<F10>
Portfolio turnover rate                          7.1%++<F11>   20.7%           7.0%           4.9%++<F11>        10.2%++<F11>

  *<F8>   Annualized.
 **<F9> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F10> Reflects a voluntary reimbursement of fund expenses of 0.06% in 2000 and 0.03% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.7% in 2000 and 1.4% in 1998.
++<F11>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                           S&P 100 PLUS FUND -- CLASS C
                                                     ------------------------------------------------------------------------
                                                        For the             For the           For the period from May 8, 2000
                                                      period ended         year ended           (commencement of operations)
                                                     April 30, 2002     October 31, 2001          through October 31, 2000
                                                     --------------     ----------------      -------------------------------
                                                      (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $30.48              $43.19                        $43.69

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                    (0.06)               (.14)                         (.07)
   Net realized and unrealized
     losses on investments                                (0.70)             (11.88)                         (.43)
                                                         ------              ------                        ------
   TOTAL FROM INVESTMENT OPERATIONS                       (0.76)             (12.02)                         (.50)
                                                         ------              ------                        ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                      --                  --                            --
   Distributions from net realized
     capital gains on investments                            --                (.69)                           --
   Distributions in excess of
     net realized capital gains                              --                  --                            --
                                                         ------              ------                        ------
   TOTAL DISTRIBUTIONS                                       --                (.69)                           --
                                                         ------              ------                        ------
NET ASSET VALUE, END OF PERIOD                           $29.72              $30.48                        $43.19
                                                         ------              ------                        ------
                                                         ------              ------                        ------

TOTAL RETURN**<F13>                                     (2.49)%++<F15>      (28.2)%                        (3.4)%++<F15>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)          $9,142              $7,838                        $3,259
Ratio of net expenses to average net assets                1.8%*<F12>          1.8%                          1.6%*<F12>+<F14>
Ratio of net investment loss to average net assets       (0.4)%*<F12>        (0.6)%                        (0.7)%*<F12>+<F14>
Portfolio turnover rate                                    7.1%++<F15>        20.7%                          7.0%++<F15>

 *<F12>   Annualized.
**<F13> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F14> Reflects a voluntary reimbursement of fund expenses of 0.14% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2000.
++<F15>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                    PSE TECH 100 INDEX FUND -- CLASS A
                                           -------------------------------------------------------------------------------------
                                                               For the years ended                          For the years ended
                                              For the              October 31,           For the ten           December 31,
                                            period ended      --------------------       months ended      ---------------------
                                           April 30, 2002      2001           2000     October 31, 1999     1998           1997
                                           --------------     ------         ------    ----------------    ------         ------
                                            (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $18.09         $36.76         $27.13         $18.45         $12.39         $10.76

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                 (0.08)          (.20)          (.18)          (.08)           .01            .04
   Net realized and unrealized
     gains (losses) on investments               0.23         (11.79)         11.79           8.76           6.68           2.04
                                               ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS              0.15         (11.99)         11.61           8.68           6.69           2.08
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income            --             --             --             --           (.01)          (.04)
   Distributions from net realized
     capital gains on investments               (0.27)         (6.68)         (1.98)            --           (.60)          (.38)
   Distributions in excess of
     net realized capital gains                    --             --             --             --           (.02)          (.03)
                                               ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                          (0.27)         (6.68)         (1.98)            --           (.63)          (.45)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $17.97         $18.09         $36.76         $27.13         $18.45         $12.39
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F17>                             0.69%++      (39.0)%          44.4%          47.0%++        54.0%          19.4%
                                                    <F19>                                        <F19>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                      $255,109       $238,221       $408,040       $169,247        $72,724        $27,144
Ratio of net expenses to
  average net assets                             1.1%*          1.1%           0.7%+          0.7%*+         0.6%+          0.2%+
                                                   <F16>                         <F18>          <F16><F18>     <F18>          <F18>
Ratio of net investment income
  (loss) to average net assets                 (0.8)%*        (0.9)%         (0.5)%+        (0.4)%*+           --+          0.3%+
                                                   <F16>                         <F18>          <F16><F18>     <F18>          <F18>
Portfolio turnover rate                         4.9%++         22.4%          40.2%          33.0%++        25.4%          22.0%
                                                   <F19>                                        <F19>

 *<F16>   Annualized.
**<F17> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F18> Reflects a voluntary reimbursement of fund expenses of 0.09% in 2000, 0.13% in 1999, 0.5% in 1998 and 1.1% in 1997. Without reimbursement the ratio of net expenses to average net assets would have been 0.8% in 2000, 0.8% in 1999, 1.1% in 1998 and 1.3% in 1997.
++<F19>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                  PSE TECH 100 INDEX FUND -- CLASS B
                                           --------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                             period from
                                                               For the years ended                          July 27, 1998
                                              For the              October 31,           For the ten        (commencement
                                            period ended      --------------------       months ended     of operations) to
                                           April 30, 2002      2001           2000     October 31, 1999   December 31, 1998
                                           --------------     ------         ------    ----------------   -----------------
                                            (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $17.59         $36.15         $26.90         $18.39              $14.94

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                 (0.15)          (.37)          (.39)          (.22)                .01
   Net realized and unrealized
     gains (losses) on investments               0.22         (11.51)         11.56           8.73                4.07
                                               ------         ------         ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS              0.07         (11.88)         11.17           8.51                4.08
                                               ------         ------         ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income            --             --             --             --                (.01)
   Distributions from net realized
     capital gains on investments               (0.27)         (6.68)         (1.98)            --                (.60)
   Distributions in excess of
     net realized capital gains                    --             --             --             --                (.02)
                                               ------         ------         ------         ------              ------
   TOTAL DISTRIBUTIONS                          (0.27)         (6.68)         (1.98)            --                (.63)
                                               ------         ------         ------         ------              ------
NET ASSET VALUE, END OF PERIOD                 $17.39         $17.59         $36.15         $26.90              $18.39
                                               ------         ------         ------         ------              ------
                                               ------         ------         ------         ------              ------

TOTAL RETURN**<F21>                             0.25%++      (39.4)%          43.3%          46.3%++             27.2%++
                                                    <F23>                                        <F23>               <F23>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                      $117,096       $116,467       $205,213        $60,038              $6,559
Ratio of net expenses
  to average net assets                          1.8%*          1.8%           1.4%+          1.4%*+              1.2%*+
                                                   <F20>                          <F22>       <F20><F22>          <F20><F22>
Ratio of net investment income (loss)
  to average net assets                        (1.6)%*        (1.6)%         (1.2)%+        (1.1)%*+                --*+
                                                    <F20>                         <F22>       <F20><F22>          <F20><F22>
Portfolio turnover rate                          4.9%++        22.4%          40.2%          33.0%++             25.4%++
                                                    <F23>                                        <F23>               <F23>

 *<F20>   Annualized.
**<F21> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F22> Reflects a voluntary reimbursement of fund expenses of 0.10% in 2000, 0.13% in 1999 and 0.3% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.5% in 2000, 1.5% in 1999, and 1.5% in 1998.
++<F23>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                       PSE TECH 100 INDEX FUND -- CLASS C
                                                     ----------------------------------------------------------------------
                                                        For the             For the         For the period from May 8, 2000
                                                      period ended         year ended        (commencement of operations)
                                                     April 30, 2002     October 31, 2001       through October 31, 2000
                                                     --------------     ----------------    -------------------------------
                                                      (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $17.90              $36.66                     $38.33

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                    (0.13)               (.31)                      (.12)
   Net realized and unrealized
     gains (losses) on investments                         0.21              (11.77)                     (1.55)
                                                         ------              ------                     ------
   TOTAL FROM INVESTMENT OPERATIONS                        0.08              (12.08)                     (1.67)
                                                         ------              ------                     ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                      --                  --                         --
   Distributions from net realized
     capital gains on investments                         (0.27)              (6.68)                        --
   Distributions in excess
     of net realized capital gains                           --                  --                         --
                                                         ------              ------                     ------
   TOTAL DISTRIBUTIONS                                    (0.27)              (6.68)                        --
                                                         ------              ------                     ------
NET ASSET VALUE, END OF PERIOD                           $17.71              $17.90                     $36.66
                                                         ------              ------                     ------
                                                         ------              ------                     ------

TOTAL RETURN**<F25>                                       0.30%++<F27>      (39.4)%                     (7.0)%++<F27>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)         $14.448             $10,185                    $11,423
Ratio of net expenses to average net assets                1.8%*<F24>          1.8%                       1.5%*<F24>+<F26>
Ratio of net investment loss to average net assets       (1.6)%*<F24>        (1.6)%                     (1.3)%*<F24>+<F26>
Portfolio turnover rate                                    4.9%++<F27>        22.4%                      40.2%++<F27>

 *<F24>   Annualized.
**<F25> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F26> Reflects a voluntary reimbursement of fund expenses of 0.24% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2000.
++<F27>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                DOW JONES U.S. HEALTH CARE
                                                                                 100 PLUS FUND -- CLASS A
                                                                         -----------------------------------------
                                                                                               For the period from
                                                                                                  April 17, 2001
                                                                            For the              (commencement of
                                                                          period ended         operations) through
                                                                         April 30, 2002          October 31, 2001
                                                                         --------------        -------------------
                                                                          (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.21                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                        (0.01)                    (.01)
   Net realized and unrealized gains (losses) on investments                  (0.47)                     .22
                                                                             ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                           (0.48)                     .21
                                                                             ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                          --                       --
   Distributions from net realized capital gains on investments                  --                       --
   Distributions in excess of net realized capital gains                         --                       --
                                                                             ------                   ------
   TOTAL DISTRIBUTIONS                                                           --                       --
                                                                             ------                   ------
NET ASSET VALUE, END OF PERIOD                                               $ 9.73                   $10.21
                                                                             ------                   ------
                                                                             ------                   ------

TOTAL RETURN**<F29>                                                         (4.70)%++<F31>              2.1%++<F31>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                             $12,425                   $6,894
Ratio of net expenses to average net assets                                    1.2%*<F28>+<F30>         1.2%*<F28>+<F30>
Ratio of net investment loss to average net assets                           (0.3)%*<F28>+<F30>       (0.4)%*<F28>+<F30>
Portfolio turnover rate                                                       14.8%++<F31>             13.5%++<F31>

 *<F28>   Annualized.
**<F29> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F30> Reflects a voluntary reimbursement of fund expenses of 0.8% in 2002, and contractual reimbursement of 2.0% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.0% in 2002 and 3.2% in 2001.
++<F31>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                      DOW JONES U.S. HEALTH CARE
                                                                       100 PLUS FUND -- CLASS B
                                                               -----------------------------------------
                                                                                     For the period from
                                                                                        April 17, 2001
                                                                  For the              (commencement of
                                                                period ended         operations) through
                                                               April 30, 2002          October 31, 2001
                                                               --------------        -------------------
                                                                (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.17                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                              (0.04)                    (.03)
   Net realized and unrealized gains (losses) on investments        (0.47)                     .20
                                                                   ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                 (0.51)                     .17
                                                                   ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --                       --
   Distributions from net realized capital gains on investments        --                       --
   Distributions in excess of net realized capital gains               --                       --
                                                                   ------                   ------
   TOTAL DISTRIBUTIONS                                                 --                       --
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $ 9.66                   $10.17
                                                                   ------                   ------
                                                                   ------                   ------

TOTAL RETURN**<F33>                                               (5.01)%++<F35>              1.7%++<F35>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $8,325                   $3,595
Ratio of net expenses to average net assets                          1.9%*<F32>+<F34>         1.9%*<F32>+<F34>
Ratio of net investment loss to average net assets                 (1.0)%*<F32>             (1.1)%*<F32>+<F34>
Portfolio turnover rate                                             14.8%++<F35>             13.5%++<F35>

 *<F32>   Annualized.
**<F33> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F34> Reflects a voluntary reimbursement of fund expenses of 0.8% in 2002, and contractual reimbursement of 1.9% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.7% in 2002 and 3.9% in 2001.
++<F35>   Not annualized.

  The accompanying notes to financial statements are an integral part of this statement.

                                                                       DOW JONES U.S. HEALTH CARE
                                                                        100 PLUS FUND -- CLASS C
                                                               -----------------------------------------
                                                                                     For the period from
                                                                                        April 17, 2001
                                                                  For the              (commencement of
                                                                period ended         operations) through
                                                               April 30, 2002          October 31, 2001
                                                               --------------        -------------------
                                                                (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.18                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                              (0.03)                    (.04)
   Net realized and unrealized gains (losses) on investments        (0.49)                     .22
                                                                   ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                 (0.52)                     .18
                                                                   ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --                       --
   Distributions from net realized capital gains on investments        --                       --
   Distributions in excess of net realized capital gains               --                       --
                                                                   ------                   ------
   TOTAL DISTRIBUTIONS                                                 --                       --
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $ 9.66                   $10.18
                                                                   ------                   ------
                                                                   ------                   ------

TOTAL RETURN**<F37>                                               (5.11)%++<F39>              1.8%++<F39>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $4,173                   $1,724
Ratio of net expenses to average net assets                          1.9%*<F36>+<F38>         1.9%*<F36>+<F38>
Ratio of net investment loss to average net assets                 (1.0)%*<F36>             (1.1)%*<F36>+<F38>
Portfolio turnover rate                                             14.8%++<F39>             13.5%++<F39>

 *<F36>   Annualized.
**<F37> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F38> Reflects a voluntary reimbursement of fund expenses of 0.8% in 2002, and contractual reimbursement of 2.0% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.7% in 2002 and 3.9% in 2001.
++<F39>   Not annualized.

  The accompanying notes to financial statements are an integral part of this statement.

                                                                       DOW JONES U.S. FINANCIAL
                                                                       100 PLUS FUND -- CLASS A
                                                               -----------------------------------------
                                                                                     For the period from
                                                                                        April 17, 2001
                                                                  For the              (commencement of
                                                                period ended         operations) through
                                                               April 30, 2002          October 31, 2001
                                                               --------------        -------------------
                                                                (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 9.19                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.11                      .02
   Net realized and unrealized gains (losses) on investments         0.99                     (.83)
                                                                   ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.10                     (.81)
                                                                   ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.08)                      --
   Distributions from net realized capital gains on investments     (0.01)                      --
   Distributions in excess of net realized capital gains               --                       --
                                                                   ------                   ------
   TOTAL DISTRIBUTIONS                                              (0.09)                      --
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $10.20                   $ 9.19
                                                                   ------                   ------
                                                                   ------                   ------

TOTAL RETURN**<F41>                                                11.89%++<F43>            (8.1)%++<F43>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $11,313                   $4,394
Ratio of net expenses to average net assets                          1.2%*<F40>+<F42>         1.2%*<F40>+<F42>
Ratio of net investment income to average net assets                 0.7%*<F40>+<F42>         0.8%*<F40>
Portfolio turnover rate                                              6.7%++<F43>              8.8%++<F43>

 *<F40>   Annualized.
**<F41> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F42> Reflects a voluntary reimbursement of fund expenses of 1.1% in 2002, and contractual reimbursement of 3.1% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.3% in 2002 and 4.3% in 2001.
++<F43>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                       DOW JONES U.S. FINANCIAL
                                                                       100 PLUS FUND -- CLASS B
                                                               -----------------------------------------
                                                                                     For the period from
                                                                                        April 17, 2001
                                                                  For the              (commencement of
                                                                period ended         operations) through
                                                               April 30, 2002          October 31, 2001
                                                               --------------        -------------------
                                                                (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 9.16                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.02                       --
   Net realized and unrealized gains (losses) on investments         1.03                     (.84)
                                                                   ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.05                     (.84)
                                                                   ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.02)                      --
   Distributions from net realized capital gains on investments     (0.01)                      --
   Distributions in excess of net realized capital gains               --                       --
                                                                   ------                   ------
   TOTAL DISTRIBUTIONS                                              (0.03)                      --
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $10.18                   $ 9.16
                                                                   ------                   ------
                                                                   ------                   ------

TOTAL RETURN**<F45>                                                11.36%++<F47>            (8.4)%++<F47>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $6,352                   $1,897
Ratio of net expenses to average net assets                          1.9%*<F44>+<F46>         1.9%*<F44>+<F46>
Ratio of net investment income to average net assets                 0.1%*<F44>                 --*<F44>
Portfolio turnover rate                                              6.7%++<F47>              8.8%++<F47>

 *<F44>   Annualized.
**<F45> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F46> Reflects a voluntary reimbursement of fund expenses of 1.1% in 2002, and contractual reimbursement of 2.7% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 3.0% in 2002 and 4.7% in 2001.
++<F47>   Not annualized.

  The accompanying notes to financial statements are an integral part of this statement.

                                                                       DOW JONES U.S. FINANCIAL
                                                                       100 PLUS FUND -- CLASS C
                                                               -----------------------------------------
                                                                                     For the period from
                                                                                        April 17, 2001
                                                                  For the              (commencement of
                                                                period ended         operations) through
                                                               April 30, 2002          October 31, 2001
                                                               --------------        -------------------
                                                                (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 9.16                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.04                       --
   Net realized and unrealized gains (losses) on investments         1.01                     (.84)
                                                                   ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.05                     (.84)
                                                                   ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.04)                      --
   Distributions from net realized capital gains on investments     (0.01)                      --
   Distributions in excess of net realized capital gains               --                       --
                                                                   ------                   ------
   TOTAL DISTRIBUTIONS                                              (0.05)                      --
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $10.16                  $  9.16
                                                                   ------                   ------
                                                                   ------                   ------

TOTAL RETURN**<F49>                                                11.40%++<F51>            (8.4)%++<F51>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $3,433                   $1,121
Ratio of net expenses to average net assets                          1.9%*<F48>+<F50>         1.9%*<F48>+<F50>
Ratio of net investment income to average net assets                   --*<F48>                 --*<F48>
Portfolio turnover rate                                              6.7%++<F51>              8.8%++<F51>

 *<F48>   Annualized.
**<F49> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F50> Reflects a voluntary reimbursement of fund expenses of 1.1% in 2002, and contractual reimbursement of 3.0% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 3.0% in 2002 and 4.9% in 2001.
++<F51>   Not annualized.

  The accompanying notes to financial statements are an integral part of this statement.

                                                                             MANAGED GROWTH FUND -- CLASS A
                                                     ---------------------------------------------------------------------------
                                                                                                              For the period from
                                                                               For the years ended              January 4, 1999
                                                        For the                    October 31,                   (commencement
                                                      period ended          ----------------------------       of operations) to
                                                     April 30, 2002           2001                2000          October 31, 1999
                                                     --------------         --------            --------       -----------------
                                                      (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.55              $13.26              $10.05              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                    (0.07)               (.12)               (.09)               (.01)
   Net realized and unrealized
     gains (losses) on investments                         1.91               (2.59)               3.30                 .06
                                                         ------              ------              ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                        1.84               (2.71)               3.21                 .05
                                                         ------              ------              ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                      --                  --                  --                  --
   Distributions from net realized
     capital gains on investments                            --                  --                  --                  --
   Distributions in excess
     of net realized capital gains                           --                  --                  --                  --
                                                         ------              ------              ------              ------
   TOTAL DISTRIBUTIONS                                       --                  --                  --                  --
                                                         ------              ------              ------              ------
NET ASSET VALUE, END OF PERIOD                           $12.39              $10.55              $13.26              $10.05
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------

TOTAL RETURN**<F53>                                      17.44%++<F55>      (20.4)%               31.9%                0.5%++<F55>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)         $21,385             $15,341             $12,457              $5,913
Ratio of net expenses to average net assets                1.6%*               1.6%+               1.3%+               0.6%*+
                                                              <F52>               <F54>               <F54>               <F52><F54>
Ratio of net investment loss to average net assets       (1.3)%*             (1.3)%+             (1.0)%+             (0.1)%*+
                                                              <F52>               <F54>               <F54>               <F52><F54>
Portfolio turnover rate                                   11.8%++             24.3%               38.7%               27.5%++
                                                              <F55>                                                       <F55>

 *<F52>   Annualized.
**<F53> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F54> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001, 0.5% in 2000 and 2.3% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2001, 1.8% in 2000, and 2.9% in 1999.
++<F55>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            MANAGED GROWTH FUND -- CLASS B
                                                     ---------------------------------------------------------------------------
 For the period from
                                                                                For the years ended             January 4, 1999
                                                        For the                     October 31,                  (commencement
                                                      period ended          ---------------------------        of operations) to
                                                     April 30, 2002           2001                2000          October 31, 1999
                                                     --------------         --------            --------       -----------------
                                                      (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.36              $13.11              $10.01              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                    (0.10)               (.18)               (.17)               (.07)
   Net realized and unrealized
     gains (losses) on investments                         1.86               (2.57)               3.27                 .08
                                                         ------              ------              ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                        1.76               (2.75)               3.10                 .01
                                                         ------              ------              ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                      --                  --                  --                  --
   Distributions from net realized
     capital gains on investments                            --                  --                  --                  --
   Distributions in excess of
     net realized capital gains                              --                  --                  --                  --
                                                         ------              ------              ------              ------
   TOTAL DISTRIBUTIONS                                       --                  --                  --                  --
                                                         ------              ------              ------              ------
NET ASSET VALUE, END OF PERIOD                           $12.12              $10.36              $13.11              $10.01
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------

TOTAL RETURN**<F57>                                      16.99%++<F59>      (21.0)%               30.9%                0.1%++<F59>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)          $9,294              $6,347              $4,519              $1,701
Ratio of net expenses to average net assets                2.3%*               2.3%+               2.0%+               1.2%*+
                                                              <F56>               <F58>               <F58>            <F56><F58>
Ratio of net investment loss to average net assets       (2.0)%*             (2.0)%+             (1.7)%+             (0.8)%*+
                                                              <F56>               <F58>               <F58>            <F56><F58>
Portfolio turnover rate                                   11.8%++<F59>        24.3%               38.7%               27.5%++<F59>

 *<F56>   Annualized.
**<F57> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F58> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001, 0.4% in 2000 and 2.3% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 2.5% in 2001, 2.4% in 2000, and 3.5% in 1999.
++<F59>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            MANAGED GROWTH FUND -- CLASS C
                                                               --------------------------------------------------------
                                                                                                    For the period from
                                                                                                        May 8, 2000
                                                                  For the            For the          (commencement of
                                                                period ended       year ended       operations) through
                                                               April 30, 2002   October 31, 2001      October 31, 2000
                                                               --------------   ----------------     ------------------
                                                                (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.48            $13.22                $10.30

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                              (0.08)             (.14)                 (.04)
   Net realized and unrealized gains (losses) on investments         1.86             (2.60)                 2.96
                                                                   ------            ------                ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.78             (2.74)                 2.92
                                                                   ------            ------                ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --                --                    --
   Distributions from net realized capital gains on investments        --                --                    --
   Distributions in excess of net realized capital gains               --                --                    --
                                                                   ------            ------                ------
   TOTAL DISTRIBUTIONS                                                 --                --                    --
                                                                   ------            ------                ------
NET ASSET VALUE, END OF PERIOD                                     $12.26            $10.48                $13.22
                                                                   ------            ------                ------
                                                                   ------            ------                ------

TOTAL RETURN**<F61>                                                16.98%++<F63>    (20.7)%                 22.1%++<F63>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $2,212            $1,089                  $173
Ratio of net expenses to average net assets                          2.3%*<F60>        2.3%+<F62>            2.0%*<F60>+<F62>
Ratio of net investment loss to average net assets                 (2.0)%*<F60>      (2.0)%+<F62>          (1.7)%*<F60>+<F62>
Portfolio turnover rate                                             11.8%++<F63>      24.3%                 38.7%++<F63>

 *<F60>   Annualized.
**<F61> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F62> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001 and 0.6% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.5% in 2001 and 2.6% in 2000.
++<F63>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                        TAX-EXEMPT FUND -- CLASS A
                                           ------------------------------------------------------------------------------------
                                                               For the years ended                          For the years ended
                                              For the              October 31,           For the ten           December 31,
                                            period ended      ---------------------      months ended      ---------------------
                                           April 30, 2002      2001           2000     October 31, 1999     1998           1997
                                           --------------     ------         ------    ----------------    ------         ------
                                            (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.13         $ 8.55         $ 8.23         $ 9.24         $ 9.52         $ 9.30

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.17            .34            .34            .29            .37            .41
   Net realized and unrealized gains
     (losses) on investments                    (0.15)           .58            .32          (1.01)           .03            .44
                                               ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS              0.02            .92            .66           (.72)           .40            .85
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.17)          (.34)          (.34)          (.29)          (.37)          (.41)
   Distributions from net realized capital
     gains (losses) on investments                 --             --             --             --           (.31)          (.22)
                                               ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                          (0.17)          (.34)          (.34)          (.29)          (.68)          (.63)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $ 8.98         $ 9.13         $ 8.55         $ 8.23         $ 9.24         $ 9.52
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F65>                             0.21%++        11.0%           8.2%         (7.8)%++         4.3%           9.4%
                                                    <F67>                                        <F67>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $35,011        $36,494        $37,427        $42,954        $54,914        $60,252
Ratio of net expenses
  to average net assets                          3.7%*<F64>     1.2%           1.3%+<F66>     1.2%*<F64>     1.1%           1.1%
Ratio of net investment  income
  to average net assets                          1.3%*<F64>     3.9%           4.2%+<F66>     4.0%*<F64>     3.9%           4.4%
Portfolio turnover rate                         10.8%++<F67>    6.3%          57.5%          39.1%++<F67>  236.7%         209.2%

 *<F64>   Annualized.
**<F65> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F66> Reflects a voluntary reimbursement of fund expenses of 0.03% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.4% in 2000.
++<F67>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                        GOVERNMENT FUND -- CLASS A
                                           ------------------------------------------------------------------------------------
                                                               For the years ended                          For the years ended
                                              For the              October 31,           For the ten           December 31,
                                            period ended      --------------------       months ended      --------------------
                                           April 30, 2002      2001           2000     October 31, 1999     1998          1997
                                           --------------     ------         ------    ----------------    ------        ------
                                            (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.58         $ 8.89         $ 8.92         $ 9.55         $ 9.28         $ 9.20

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.17            .46            .51            .47            .55            .63
   Net realized and unrealized gains
     (losses) on investments                    (0.22)           .61           (.03)          (.63)           .27            .08
                                               ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS             (0.05)          1.07            .48           (.16)           .82            .71
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.17)          (.38)          (.51)          (.47)          (.55)          (.63)
   Distributions from net realized capital
     gains on investments                          --             --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                          (0.17)          (.38)          (.51)          (.47)          (.55)          (.63)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $ 9.36         $ 9.58         $ 8.89         $ 8.92         $ 9.55         $ 9.28
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F69>                           (0.53)%++        12.2%           5.5%          (1.7)%++        9.1%           8.1%
                                                    <F71>                                        <F71>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $29,555        $32,620        $30,261        $37,379        $40,088        $40,683
Ratio of net expenses
  to average net assets                          1.4%*          1.4%           1.2%+          1.2%*          1.2%           1.1%+
                                                    <F68>                         <F70>          <F68>                        <F70>
Ratio of net investment income
  to average net assets                          3.7%*          5.0%           5.9%+          6.2%*          5.9%           7.0%+
                                                   <F68>                         <F70>          <F68>                         <F70>
Portfolio turnover rate                         83.9%++       223.3%         329.0%          30.3%++        87.7%          78.6%
                                                   <F71>                                        <F71>

 *<F68>   Annualized.
**<F69> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F70> Reflects a voluntary reimbursement of fund expenses of 0.05% in 2000 and 0.04% in 1997. Without reimbursement the ratio of net expenses to average net assets would have been 1.3% in 2000 and 1.2% in 1997.
++<F71>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                 GOVERNMENT FUND -- CLASS C
                                                          ------------------------------------------------------------------------
                                                             For the              For the          For the period from May 8, 2000
                                                           period ended          year ended          (commencement of operations)
                                                          April 30, 2002      October 31, 2001         through October 31, 2000
                                                          --------------      ----------------     -------------------------------
                                                           (Unaudited)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 9.58               $ 8.89                       $ 8.89

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.14                  .39                          .08
   Net realized and unrealized
     gains (losses) on investments                             (0.23)                 .61                           --
                                                              ------               ------                       ------
   TOTAL FROM INVESTMENT OPERATIONS                            (0.09)                1.00                          .08
                                                              ------               ------                       ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.13)                (.31)                        (.08)
   Distributions from net realized
     capital gains on investments                                 --                   --                           --
                                                              ------               ------                       ------
   TOTAL DISTRIBUTIONS                                         (0.13)                (.31)                        (.08)
                                                              ------               ------                       ------
NET ASSET VALUE, END OF PERIOD                                $ 9.36               $ 9.58                       $ 8.89
                                                              ------               ------                       ------
                                                              ------               ------                       ------

TOTAL RETURN**<F73>                                          (0.92)%++<F75>         11.5%                         2.1%++<F75>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                 $758                 $348                         $228
Ratio of net expenses to average net assets                     2.1%*<F72>           2.1%                         1.9%*<F72>+<F74>
Ratio of net investment income to average net assets            3.0%*<F72>           5.0%                         4.9%*<F72>+<F74>
Portfolio turnover rate                                        83.9%++<F75>        223.3%                       329.0%++<F75>

 *<F72>   Annualized.
**<F73> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F74> Reflects a voluntary reimbursement of fund expenses of 0.30% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.2% in 2000.
++<F75>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                                 BALANCE SHEETS
                           APRIL 30, 2002 (UNAUDITED)

                                                            DOW JONES     DOW JONES
                                                               U.S.          U.S.
                               S&P 100      PSE TECH 100   HEALTH CARE    FINANCIAL       MANAGED
                                 PLUS           INDEX        100 PLUS      100 PLUS        GROWTH      TAX-EXEMPT     GOVERNMENT
                              ----------    ------------   ------------  ------------     -------      ----------     ----------
ASSETS:

Investments:
   Cost basis
     of investments          $225,502,329   $681,633,963   $27,123,205    $21,678,371    $32,175,708   $33,590,237   $37,797,037
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
   Long-term investments
     in securities           $244,025,725   $386,285,436   $24,852,157    $21,045,233    $32,518,961   $33,143,545   $29,952,179
   Short-term
     investments               11,995,485     78,038,084       846,901        812,217      5,284,448     1,450,982     8,314,073
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
       Total investments
         (See Schedule of
         Investments)         256,021,210    464,323,520    25,699,058     21,857,450     37,803,409    34,594,527    38,266,252

Receivables:
   Capital shares sold            221,193        905,598       313,215        311,052        140,782           171         1,588
   Dividends and interest         160,143         58,667        14,106         17,554          4,774       540,560       352,244
   Investments sold             5,170,364      2,311,022            --             --        173,674            --     1,538,177
   Margin variation                21,525         17,400            --             --             --            --            --
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
       Total receivables        5,573,225      3,292,687       327,321        328,606        319,230       540,731     1,892,009
Other assets                       19,313         10,436           134             94            497           885           746
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
       Total assets          $261,613,748   $467,626,643   $26,026,513    $22,186,150    $38,123,136   $35,136,143   $40,159,007
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------

LIABILITIES:

Payables:
   Capital shares redeemed        419,061      1,470,142        50,348         50,886         55,425         7,000        33,408
   Distributions
     to shareholders                   --             --            --             --             --        33,482        30,040
   Management fees                 73,153         98,838        10,526          8,732         18,503        16,570        14,374
   Other accrued expenses         336,430        624,709        (1,483)         2,665         37,019        68,088        53,899
   Collateral on securities
     loaned, at value           8,593,110     77,978,800       801,100        709,115      4,665,284            --     8,183,079
   Investments purchased        5,996,715             --       243,615        316,663             --            --     1,530,208
   Other liabilities                   --        800,484            --             --             --            --           990
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
       Total liabilities       15,418,469     80,972,973     1,104,106      1,088,061      5,231,934       125,140     9,845,998
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
NET ASSETS:
Capital stock                 218,951,101    602,545,434    26,344,763     20,968,895     29,428,773    37,287,736    33,000,149
Undistributed net
  investment income (losses)      146,846     (2,244,000)      (61,524)        13,046       (206,801)        6,730          (175)
Undistributed net
  realized gains (losses)
  on investments               (3,421,549)     3,662,679        63,315        (62,931)    (1,958,471)   (3,287,753)   (3,156,180)
Net unrealized
  appreciation (depreciation)
  on investments               30,518,881   (217,310,443)   (1,424,147)       179,079      5,627,701     1,004,290       469,215
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
       Total net assets       246,195,279    386,653,670    24,922,407     21,098,089     32,891,202    35,011,003    30,313,009
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
       Total liabilities and
         net assets          $261,613,748   $467,626,643   $26,026,513    $22,186,150    $38,123,136   $35,136,143   $40,159,007
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PROCEEDS PER SHARE

Class A
   Net Asset Value           $182,053,204   $255,109,364   $12,424,612    $11,313,421    $21,384,701   $35,011,003   $29,555,311
   Shares Outstanding           6,042,305     14,199,056     1,276,481      1,109,208      1,726,164     3,897,565     3,156,726
   Redemption Price          $      30.13   $      17.97   $      9.73    $     10.20    $     12.39   $      8.98   $      9.36
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
   Offering Price            $      31.80   $      18.97   $     10.27    $     10.77    $     13.08   $      9.31   $      9.70
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
Class B
   Net Asset Value           $ 55,000,060   $117,095,893   $ 8,324,627    $ 6,351,869    $ 9,294,017
   Shares Outstanding           1,860,727      6,732,241       861,457        623,661        767,114
   Offering and
     Redemption Price        $      29.56   $      17.39   $      9.66    $     10.18    $     12.12
                             ------------   ------------   -----------    -----------    -----------
                             ------------   ------------   -----------    -----------    -----------
Class C
   Net Asset Value           $  9,142,015   $ 14,448,413   $ 4,173,168    $ 3,432,799    $ 2,212,484                 $   757,698
   Shares Outstanding             307,637        815,916       431,803        337,727        180,524                      80,943
   Offering and
     Redemption Price        $      29.72   $      17.71   $      9.66    $     10.16    $     12.26                 $      9.36
                             ------------   ------------   -----------    -----------    -----------                 -----------
                             ------------   ------------   -----------    -----------    -----------                 -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS
              FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                            DOW JONES     DOW JONES
                                                               U.S.          U.S.
                               S&P 100      PSE TECH 100   HEALTH CARE    FINANCIAL       MANAGED
                                 PLUS           INDEX        100 PLUS      100 PLUS        GROWTH      TAX-EXEMPT     GOVERNMENT
                              ----------    ------------   ------------  ------------     -------      ----------     ----------
INVESTMENT INCOME:
Dividends                     $  1,684,680   $   410,151   $    76,892       $129,251     $   34,492     $      --   $        --
Interest                           15,685         15,354         1,149          1,049          2,294       883,046       755,103
Security lending revenue           23,670        108,607         1,183            434          5,182            --        26,970
                              -----------    -----------   -----------       --------     ----------     ---------   -----------
      Total investment
        income                  1,724,035        534,112        79,224        130,734         41,968       883,046       782,073
                              -----------    -----------   -----------       --------     ----------     ---------   -----------

EXPENSES:
Investment advisory fees          474,328        636,702        51,237         36,670        101,621       105,106        91,666
Custodian fees                     14,480         23,711         1,448          1,265          1,448         2,715         2,715
Transfer agent fees               226,225        549,310        22,259         15,889         22,615        22,444        22,444
Broker service fees               469,827        880,551        45,319         31,474         56,463        43,808        39,611
Distribution fees -
  Class B & C                      82,995        177,809        10,936          7,353         11,318            --           707
Professional fees                  56,574         74,804        15,032         14,857         15,972        17,816        16,960
Registration                       37,739         55,388        17,919         17,919         17,416         8,688        13,039
Communication                      36,366         89,748         3,077          3,080          2,172         3,077         3,077
Director fees                      18,601         29,610           413            349          1,696         2,843         2,496
Pricing of investments              3,620          3,620         3,620          3,620          2,534         2,353         2,712
Administration fee                121,354        210,051         9,316          6,667         13,549        17,518        15,278
Other expenses                     35,080         46,808         9,087          9,020          1,965         2,135         2,024
Deferred Offering Costs                --             --        26,400         24,702             --            --            --
                              -----------    -----------   -----------       --------     ----------     ---------   -----------
      Total expenses            1,577,189      2,778,112       216,063        172,865        248,769       228,503       212,729
Less expenses absorbed
  by advisor                           --             --       (75,315)       (73,447)            --            --            --
                              -----------    -----------   -----------       --------     ----------     ---------   -----------
      Net expenses              1,577,189      2,778,112       140,748         99,418        248,769       228,503       212,729
                              -----------    -----------   -----------       --------     ----------     ---------   -----------
NET INVESTMENT
  INCOME (LOSS)                   146,846     (2,244,000)      (61,524)        31,316       (206,801)      654,543       569,344
                              -----------    -----------   -----------       --------     ----------     ---------   -----------
NET REALIZED GAINS (LOSSES)
   ON INVESTMENTS                (168,985)     4,922,354        67,757        (56,417)      (450,007)      172,486       256,802
NET UNREALIZED
  APPRECIATION
  (DEPRECIATION)
  ON INVESTMENTS               (1,410,700)    (3,859,075)   (1,401,609)       989,392      4,636,266      (780,254)   (1,025,427)
                              -----------    -----------   -----------       --------     ----------     ---------   -----------
   Net gains (losses)
     on investments            (1,579,685)     1,063,279    (1,333,852)       932,975      4,186,259      (607,768)     (768,625)
                              -----------    -----------   -----------       --------     ----------     ---------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS             $(1,432,839)   $(1,180,721)  $(1,395,376)      $964,291     $3,979,458     $  46,775   $  (199,281)
                              -----------    -----------   -----------       --------     ----------     ---------   -----------
                              -----------    -----------   -----------       --------     ----------     ---------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                            DOW JONES     DOW JONES
                                                               U.S.          U.S.
                               S&P 100      PSE TECH 100   HEALTH CARE    FINANCIAL       MANAGED
                                 PLUS           INDEX        100 PLUS      100 PLUS        GROWTH      TAX-EXEMPT     GOVERNMENT
                              ----------    ------------   ------------  ------------     -------      ----------     ----------
OPERATIONS:
Net investment
  income (loss)              $    146,846   $ (2,244,000)  $   (61,524)   $    31,316    $  (206,801)  $   654,543   $   569,344
Net realized gains
  (losses) on investments        (168,985)     4,922,354        67,757        (56,417)      (450,007)      172,486       256,802
Net unrealized appreciation
  (depreciation)
  on investments               (1,410,700)    (3,859,075)   (1,401,609)       989,392      4,636,266      (780,254)   (1,025,427)
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
     Net increase (decrease)
       in net assets resulting
       from operations         (1,432,839)    (1,180,721)   (1,395,376)       964,291      3,979,458        46,775      (199,281)
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income                  --             --            --        (45,661)            --      (660,143)     (550,052)
Net realized gains
  on investments                       --     (5,638,459)           --        (14,150)            --            --            --
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
     Total distributions               --     (5,638,459)           --        (59,811)            --      (660,143)     (550,052)
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
CAPITAL SHARE
  TRANSACTIONS:
Proceeds from
  shares issued                41,734,416     79,960,658    15,403,137     13,973,957      7,839,876       253,743     2,446,898
Net asset value of shares
  issued in distributions              --      5,229,429            --         57,197             --       424,562       368,121
Cost of shares redeemed       (28,078,442)   (56,590,428)   (1,298,834)    (1,250,713)    (1,705,046)   (1,548,074)   (4,720,473)
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
     Net increase (decrease)
       in net assets from
       capital share
       transactions            13,655,974     28,599,659    14,104,303     12,780,441      6,134,830      (869,769)   (1,905,454)
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
     Total increase
       (decrease)              12,223,135     21,780,479    12,708,927     13,684,921     10,114,288    (1,483,137)   (2,654,787)

NET ASSETS:
Balance at beginning
  of period                   233,972,144    364,873,191    12,213,480      7,413,168     22,776,914    36,494,140    32,967,796
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
Balance at end of period     $246,195,279   $386,653,670   $24,922,407    $21,098,089    $32,891,202   $35,011,003   $30,313,009
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------
                             ------------   ------------   -----------    -----------    -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                            DOW JONES       DOW JONES
                                                               U.S.            U.S.
                               S&P 100      PSE TECH 100   HEALTH CARE      FINANCIAL      MANAGED
                                 PLUS           INDEX     100 PLUS*<F76>  100 PLUS*<F76>   GROWTH      TAX-EXEMPT    GOVERNMENT
                              ----------    ------------  --------------  --------------   -------     ----------    ----------
OPERATIONS:
Net investment
  income (loss)              $   (111,375)  $ (5,298,343)  $   (23,986)    $   11,746    $  (295,993)  $ 1,431,615   $ 1,267,369
Net realized gains
  (losses) on investments      (3,006,051)     4,134,273         2,142          7,141       (934,542)       98,302     1,180,359
Net unrealized appreciation
  (depreciation)
  on investments              (86,869,553)  (243,856,264)      (22,538)      (810,313)    (3,371,755)    2,362,232     1,156,940
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------
     Net increase (decrease)
       in net assets resulting
       from operations        (89,986,979)  (245,020,334)           --       (791,426)    (4,602,290)    3,892,149     3,604,668
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------
DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income                  --             --            --             --             --    (1,423,343)   (1,267,171)
Net realized gains
  on investments               (5,000,319)  (111,619,758)           --             --             --            --            --
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------
     Total distributions       (5,000,319)  (111,619,758)           --             --             --    (1,423,343)   (1,267,171)
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------
CAPITAL SHARE
  TRANSACTIONS:
Proceeds from
  shares issued                52,341,722    139,225,669    12,885,335      8,415,866     12,592,186       355,010     7,154,099
Net asset value of shares
  issued in distributions       4,590,930    102,391,486            --             --             --       891,332       772,711
Cost of shares redeemed       (45,945,789)  (144,779,763)     (627,473)      (211,272)    (2,361,584)   (4,648,016)   (7,785,605)
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------
     Net increase (decrease)
       in net assets from
       capital share
       transactions            10,986,863     96,837,392    12,257,862      8,204,594     10,230,602    (3,401,674)      141,205
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------
     Total increase
       (decrease)             (84,000,435)  (259,802,700)   12,213,480      7,413,168      5,628,312      (932,868)    2,478,702
NET ASSETS:
Balance at beginning
  of period                   317,972,579    624,675,891            --             --     17,148,602    37,427,008    30,489,094
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------
Balance at end of period     $233,972,144   $364,873,191   $12,213,480     $7,413,168    $22,776,914   $36,494,140   $32,967,796
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------
                             ------------   ------------   -----------     ----------    -----------   -----------   -----------

*<F76> The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S.Financial 100 Plus Funds are from inception at April 17, 2001.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2002 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains the information for the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund and Government Fund. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

     The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund each offer three classes of shares - Class A Shares, Class B Shares and Class C Shares. The Government Fund offers Class A and Class C Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Exchange traded securities, including futures contracts and options, and over-the-counter securities are valued at the last sales price as of the close of regular trading on the valuation day or lacking any sales, at the latest bid quotation.

          Long-term tax-exempt securities are valued at market using quotations by an independent pricing service. When in the judgement of the pricing service quoted bid prices are readily available these investments are valued at the mean of the quoted bid and ask prices.

          Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service. Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures adopted by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     (b)  Option Transactions

          To the extent consistent with their investment objectives the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          There were no option contracts purchased or sold by any of the Funds for the six months ended April 30, 2002.

     (c)  Futures Contracts

          The S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the period ended April 30, 2002, were comprised of the following:

                                                                DOW JONES     DOW JONES
                                                                  U.S.           U.S.
                                    S&P 100    PSE TECH 100    HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS         INDEX        100 PLUS       100 PLUS      GROWTH       TAX-EXEMPT   GOVERNMENT
                                    -------    ------------    -----------    ---------      -------      ----------   ----------
     Net realized gains (losses)
       on investment              $(273,397)    $4,796,137       $67,757      $(56,417)    $(450,007)      $172,486     $256,802
     Net realized (losses)
       on options and futures       104,412        126,217            --            --            --             --           --
                                  ---------     ----------       -------      --------     ---------       --------     --------
     Total net realized gains
       (losses) on investments    $(168,985)    $4,922,354       $67,757      $(56,417)    $(450,007)      $172,486     $256,802
                                  ---------     ----------       -------      --------     ---------       --------     --------
                                  ---------     ----------       -------      --------     ---------       --------     --------

     (e)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2001, the S&P 100 Plus Fund has a capital loss carryforward of $2,753,885 expiring in 2009. As of October 31, 2001, the Managed Growth Fund has capital loss carryforwards of $256,063, $306,274 and $824,978 expiring in 2007, 2008 and 2009, respectively. As of October 31, 2001, the Tax-Exempt Fund has capital loss carryforwards of $852,719 and $2,607,520 expiring in 2007 and 2008, respectively. As of October 31, 2001, the Government Fund has capital loss carryforwards of $852,529, $151,408, $1,001,047 and $1,292,748 expiring in 2002, 2005, 2007 and
          2008, respectively. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carry forwards are exhausted. The PSE Tech 100 Index hereby designates approximately $5,703,000 as long-term capital gains for purposes of the dividends paid deduction.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, reclassifications were recorded to increase undistributed net investment income by $111,375, $5,298,343, $23,968, $15,645, $295,993 and $26,820 in the
          S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Managed Growth and Government Funds; decrease capital stock by $111,375, $5,298,343, $17,402,
          $16,140 and $295,993 in the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Managed Growth Funds; and (decrease)/increase undistributed net realized gains by $(6,584), $495 and $(26,820) in the Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Government Funds.

     (f)  Expenses

          Expenses associated with a specific Fund are charged to that Fund as they are incurred. Common expenses are allocated, as incurred, between the funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds.

     (g)  Distributions to Shareholders

          Dividends to shareholders are recorded on the ex-dividend date.

     (h)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     B.C. Ziegler and Company ("BCZ") is investment advisor for all of the Funds covered in this report pursuant to an Investment Advisory Agreement ("Agreement"). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with BCZ. Under the Agreement, the S&P 100 Plus Fund pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of 0.575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next
     $50,000,000, .35% of the next $400,000,000 and .30% of assets over
     $500,000,000.

     The PSE Tech 100 Index Fund pays BCZ a monthly fee based upon the PSE Tech 100 Index average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

     The Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund each pay BCZ a monthly fee based upon the average daily net assets of the Fund at the rate of .55% of the first $100,000,000 of average daily net assets, .50% of the next $400,000,000 of average daily net assets and .45% of average daily net assets in excess of $500,000,000. For the period the advisor reimbursed the Dow Jones U.S. Health Care 100 Plus Fund $75,315, and the Dow Jones U.S. Financial 100 Plus Fund $73,447.

     Pursuant to the Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Fund. The Managed Growth Fund pays BCZ a monthly fee based on the average daily net assets of the Fund at the rate of .75% of the first $250,000,000 of the Fund's average daily assets, and .65% on the average daily net assets exceeding $250,000,000. BCZ pays Geneva 50% of the fee paid by the Managed Growth Fund.

     The Tax-Exempt and Government Funds pay BCZ a monthly fee based upon the average daily net assets of each Fund at the rate of .60% of the first $50,000,000 of each Fund's average daily net assets, reducing to .50% on the next $200,000,000 of each Fund's average daily net assets and .40% of each Fund's average daily net assets in excess of $250,000,000.

     BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services and also an Administrative Service Agreement. In addition, each Fund pays BCZ commissions on sales of Fund shares and 12b-1 fees. The commissions, accounting and pricing fees, and administrative service fees, and 12b-1 or distribution fees paid to BCZ for the period ended April 30, 2002, were as follows for each Fund:

                                                                     COMMISSIONS          ACCOUNTING
                                                ADMINISTRATIVE            ON             AND PRICING
                                                     FEES            FUND SHARES             FEES             12B-1 FEES
                                                --------------       -----------         -----------          ----------
S&P 100 Plus Fund                                  $122,601           $123,201            $ 34,502            $164,372
PSE Tech 100 Index Fund                             207,392            148,573              43,239             111,466
Dow Jones U.S. Health Care 100 Plus Fund              8,317            113,624               9,500               5,484
Dow Jones U.S. Financial 100 Plus Fund                5,653             68,571               9,500               3,725
Managed Growth Fund                                  12,935             39,507               9,500              11,336
Tax-Exempt Fund                                      17,778              1,444              10,334              25,575
Government Fund                                      15,609              8,718               9,683              28,790
                                                   --------           --------            --------            --------
                                   TOTAL           $390,285           $503,638            $126,258            $350,748
                                                   --------           --------            --------            --------
                                                   --------           --------            --------            --------

3.   INVESTMENT TRANSACTIONS --

     Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended April 30, 2002 aggregated:

                                              PURCHASES     PROCEEDS FROM SALES
                                              ---------     -------------------
S&P 100 Plus Fund                            $17,236,298        $17,837,034
PSE Tech 100 Index Fund                       45,680,801         24,865,246
Dow Jones U.S. Health Care 100 Plus Fund      16,816,469          2,842,217
Dow Jones U.S. Financial 100 Plus Fund        13,580,954            845,050
Managed Growth Fund                            8,640,364          2,776,705
Tax-Exempt Fund                                3,679,378          5,222,760
Government Fund                               25,991,264         26,804,383

     Net unrealized appreciation (depreciation) on investments as of April 30, 2002, included:

                                                                DOW JONES     DOW JONES
                                                                  U.S.           U.S.
                                    S&P 100    PSE TECH 100    HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS         INDEX        100 PLUS       100 PLUS      GROWTH       TAX-EXEMPT    GOVERNMENT
                                    -------    ------------    -----------    ---------      -------      ----------    ----------
 Gross unrealized appreciation   $ 69,066,695  $  41,611,671   $ 1,514,985   $ 1,043,710  $ 6,282,373    $ 1,056,667   $   506,380
 Gross unrealized (depreciation)  (38,547,814)  (258,922,114)   (2,939,132)     (864,631)    (654,672)       (52,377)      (37,165)
                                 ------------  -------------   -----------   -----------  -----------    -----------   -----------
 Net unrealized appreciation
   (depreciation)                $  30,518,881 $(217,310,443)  $(1,424,147)  $   179,079  $ 5,627,701    $ 1,004,290   $   469,215
                                 ------------  -------------   -----------   -----------  -----------    -----------   -----------
                                 ------------  -------------   -----------   -----------  -----------    -----------   -----------
 Cost of investments             $225,502,329  $ 681,633,963   $27,123,205   $21,678,371  $32,175,708    $33,590,237   $37,797,037
                                 ------------  -------------   -----------   -----------  -----------    -----------   -----------
                                 ------------  -------------   -----------   -----------  -----------    -----------   -----------

4.   LINE OF CREDIT --

     North Track has an available line of credit of $15,000,000. However, each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current Prime Rate. Each Fund's policies allow borrowings for temporary or emergency purposes.

5.   SECURITIES LENDING --

     Funds may lend securities from time to time in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of North Track. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     The value of the cash collateral at period end is reported on each Fund's Balance Sheet. Earnings from the cash collateral is recorded in the Statements of Operations.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into nine mutual fund series: S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund also have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund and Government Fund also have designated Class C (contingent deferred sales charge) shares.
          The Cash Reserve Fund has designated three classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the twelve months ended October 31, 2001 and six months ended April 30, 2002, were as follows:

                                                                DOW JONES     DOW JONES
                                                                  U.S.           U.S.
                                    S&P 100    PSE TECH 100    HEALTH CARE    FINANCIAL      MANAGED
CLASS A SHARES                        PLUS         INDEX        100 PLUS       100 PLUS      GROWTH       TAX-EXEMPT    GOVERNMENT
--------------                      -------    ------------    -----------    ---------      -------      ----------    ----------
SHARES OUTSTANDING
  AT OCTOBER 31, 2000              5,679,219    11,099,407                                   939,722      4,379,380      3,403,029
  Shares issued                      805,242     4,417,706                                   658,404         39,974        693,493
  Shares issued in distributions      87,500     2,354,224                                        --        100,104         82,824
  Shares redeemed                 (1,021,193)   (4,701,313)                                 (144,497)      (524,292)      (775,506)
                                  ----------    ----------                                 ---------      ---------      ---------
SHARES OUTSTANDING
  AT APRIL 17, 2001
  (Commencement of Operations)                                         --           --
  Shares issued                                                   730,725      494,476
  Shares issued in distributions                                       --           --
  Shares redeemed                                                 (55,544)     (16,561)
                                                                ---------    ---------
SHARES OUTSTANDING
  AT OCTOBER 31, 2001              5,550,768    13,170,024        675,181      477,915     1,453,629      3,995,166      3,403,840
  Shares issued                    1,178,606     3,053,213        700,494      734,228       382,681         28,096        174,205
  Shares issued in distributions          --       168,645             --        4,485            --         47,476         38,753
  Shares redeemed                   (687,069)   (2,192,826)       (99,194)    (107,420)     (110,146)      (173,193)      (460,072)
                                  ----------    ----------      ---------    ---------     ---------      ---------      ---------
SHARES OUTSTANDING
  AT APRIL 30, 2002                6,042,305    14,199,056      1,276,481    1,109,208     1,726,164      3,897,545      3,156,726
                                  ----------    ----------      ---------    ---------     ---------      ---------      ---------
                                  ----------    ----------      ---------    ---------     ---------      ---------      ---------

                                                                                             DOW JONES     DOW JONES
                                                                                                U.S.         U.S.
                                                                 S&P 100     PSE TECH 100   HEALTH CARE    FINANCIAL     MANAGED
CLASS B SHARES                                                    PLUS          INDEX         100 PLUS     100 PLUS       GROWTH
--------------                                                   -------     ------------   -----------    ---------     -------
SHARES OUTSTANDING
  AT OCTOBER 31, 2000                                           1,601,276      5,676,449                                  344,582
  Shares issued                                                   440,129      1,212,849                                  330,647
  Shares issued in distributions                                   22,889      1,283,676                                       --
  Shares redeemed                                                (241,526)    (1,549,869)                                 (62,515)
                                                                ---------      ---------                                  -------
SHARES OUTSTANDING
  AT APRIL 17, 2001
  (Commencement of Operations)                                                                      --           --
  Shares issued                                                                                356,267      210,872
  Shares issued in distributions                                                                    --           --
  Shares redeemed                                                                               (2,896)      (3,760)
                                                                                               -------      -------
SHARES OUTSTANDING
  AT OCTOBER 31, 2001                                           1,822,768      6,623,105       353,371      207,112       612,714
  Shares issued                                                   190,891        657,236       527,466      422,117       180,348
  Shares issued in distributions                                       --         88,058            --          586            --
  Shares redeemed                                                (152,932)      (636,158)      (19,380)      (6,154)      (25,948)
                                                                ---------      ---------       -------      -------       -------
SHARES OUTSTANDING
  AT APRIL 30, 2002                                             1,860,727      6,732,241       861,457      623,661       767,114
                                                                ---------      ---------       -------      -------       -------
                                                                ---------      ---------       -------      -------       -------

                                                                              DOW JONES      DOW JONES
                                                                                 U.S.           U.S.
                                                  S&P 100     PSE TECH 100   HEALTH CARE     FINANCIAL      MANAGED
CLASS C SHARES                                     PLUS           INDEX        100 PLUS       100 PLUS      GROWTH      GOVERNMENT
--------------                                    -------     ------------   -----------     ---------      -------     ----------
SHARES OUTSTANDING
  AT OCTOBER 31, 2000                              75,455        311,582                                     13,059        25,691
  Shares issued                                   213,691        332,079                                     93,512        72,558
  Shares issued in distributions                    1,374         66,121                                         --           693
  Shares redeemed                                 (33,326)      (140,922)                                    (2,646)      (62,616)
                                                  -------       --------                                    -------       -------
SHARES OUTSTANDING
  AT APRIL 17, 2001
  (Commencement of Operations)                                                      --             --
  Shares issued                                                                172,039        124,930
  Shares issued in distributions                                                    --             --
  Shares redeemed                                                               (2,593)        (2,566)
                                                                               -------        -------
SHARES OUTSTANDING
  AT OCTOBER 31, 2001                             257,194        568,860       169,446        122,364       103,925        36,326
  Shares issued                                    78,471        283,618       269,728        225,074        82,405        86,523
  Shares issued in distributions                       --          6,249            --            560            --           592
  Shares redeemed                                 (28,028)       (42,811)       (7,371)       (10,271)       (5,806)      (42,498)
                                                  -------       --------       -------        -------       -------       -------
SHARES OUTSTANDING
  AT APRIL 30, 2002                               307,637        815,916       431,803        337,727       180,524        80,943
                                                  -------       --------       -------        -------       -------       -------
                                                  -------       --------       -------        -------       -------       -------

     (c) For the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, and the Managed Growth Funds, the maximum offering price per Class A Share is computed based on a maximum sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Funds, the maximum offering price per share is computed based on a maximum sales charge of 3.50% of the offering price or 3.62% of the net asset value. For these funds the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.   FUTURES CONTRACTS WRITTEN --

     An analysis of the futures contracts written for the six months ended April 30, 2002, in the S&P 100 Plus and PSE Tech 100 Index Funds, respectively, were as follows:

                                                               AGGREGATE FACE
                                      NUMBER OF CONTRACTS    VALUE OF CONTRACTS
                                      -------------------    ------------------
S&P 100 PLUS FUND:
Outstanding at October 31, 2001                7                 $ 1,925,063
Contracts opened                               7                   2,035,513
Contracts closed                              (7)                 (1,925,063)
                                             ---                 -----------
Outstanding at April 30, 2002                  7                 $ 2,035,513
                                             ---                 -----------
                                             ---                 -----------

                                                               AGGREGATE FACE
                                      NUMBER OF CONTRACTS    VALUE OF CONTRACTS
                                      -------------------    ------------------
PSE TECH 100 INDEX FUND:
Outstanding at October 31, 2001               10                 $ 1,403,190
Contracts opened                              12                   1,892,334
Contracts closed                             (16)                 (2,390,244)
                                             ---                 -----------
Outstanding at April 30, 2002                  6                 $   905,280
                                             ---                 -----------
                                             ---                 -----------

     The number of financial futures contracts and the gross unrealized depreciation, as of April 30, 2002, for each Fund were as follows:

                                                                   UNREALIZED
                                      NUMBER OF CONTRACTS        (DEPRECIATION)
                                      -------------------        --------------
S&P 100 PLUS FUND:
S&P 500 Index Futures Contracts
  expiring June 2002                           7                   $(150,413)
PSE TECH 100 INDEX FUND:
NASDAQ 100 Index Futures Contracts
  expiring June 2002                           6                   $(137,280)

8.   ACHIEVERS FUND PLAN OF REORGANIZATION --

     On April 22, 2002 a Special Meeting of Shareholders of the Achievers Fund was held to consider a Plan of Reorganization whereby the Achievers Fund would transfer substantially all of its assets, net of liabilities, to the S&P 100 Plus Fund, another series of North Track, and, in exchange, would receive Class A, B and C shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate net asset value of the Achievers Fund assets transferred. Upon this transfer, the Achievers Fund would liquidate and distribute the shares of the S&P 100 Plus Fund pro rata to its shareholders. The Achievers Fund shareholders would thereby become shareholders of the S&P 100 Plus Fund and own the same class of shares they held in the Achievers Fund.

     The Plan was approved by Achievers Fund shareholders pursuant to the following vote:

                                                                    ABSTENTIONS
SHARES ELIGIBLE   SHARES REPRESENTED   SHARES VOTED   SHARES VOTED  AND BROKER
    TO VOTE           AT MEETING           FOR          AGAINST      NON-VOTES
---------------   ------------------   ------------   ------------  -----------
   1,486,572            817,126          758,747         17,299       41,080

     The transaction was consummated as of the close of business on April 26, 2002, at which time the shares and net assets of the Achievers Fund were as follows:

                                         OUTSTANDING SHARES      NET ASSETS
                                         ------------------      ----------
          Achievers Class A                  1,351,893          $20,861,376
          Achievers Class B                    104,175           $1,564,275
          Achievers Class C                      8,163             $124,010

     Achievers Fund shares were converted to shares of S&P 100 Plus Fund at a rate of .512114 for Class A, .508119 for Class B and .511104 for Class C.

     The Board of Directors of North Track has received a legal opinion from its counsel that, subject to certain conditions the transaction is tax free for federal income tax purposes to shareholders of the Achievers Fund and to each of the Funds.

9.   CHANGE IN ACCOUNTING PRINCIPLE --

     As required, effective November 1, 2000, North Track has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities for all funds. Prior to November 1, 2000 the Fund did not amortize premiums on debt securities for the Government Fund. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $166,220 reduction in the cost of securities and a corresponding $166,220 increase in net unrealized appreciation, based on securities held in the Fund on November 1, 2000.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2002 (UNAUDITED)

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- 99.1%

CONSUMER  DISCRETIONARY -- 13.8%
*<F77> AOL Time Warner Inc.                            190,790    $  3,628,826
       Black & Decker Corporation                        3,390         165,025
*<F77> Clear Channel Communications, Inc.               26,400       1,239,480
       Walt Disney Company                              88,140       2,043,085
       Eastman Kodak Company                            12,520         403,269
       Ford Motor Co.                                   79,900       1,278,400
       General Motors Corporation                       24,660       1,581,939
*<F77> Harrah's Entertainment, Inc.                      4,940         242,850
       The Home Depot, Inc.                            104,790       4,859,112
       Limited (The), Inc.                              23,720         454,475
       May Department Stores Company                    12,490         433,153
       McDonald's Corporation                           56,730       1,611,132
       Radioshack Corporation                            7,750         241,800
       Sears, Roebuck and Co.                           13,950         735,863
*<F77> Toys "R" Us, Inc.                                 8,520         147,140
*<F77> Viacom Inc.                                      83,940       3,953,574
       Wal-Mart Stores, Inc.                           194,920      10,888,231
                                                                  ------------
                                                                    33,907,354
                                                                  ------------

CONSUMER STAPLES -- 11.5%
       Anheuser-Busch Companies, Inc.                   39,300       2,082,900
       Avon Products, Inc.                               9,970         556,824
       Campbell Soup Company                            17,650         487,317
       Coca-Cola Company                               110,170       6,115,537
       Colgate-Palmolive Company                        24,940       1,322,069
       Gillette Company                                 48,050       1,704,814
       Heinz (H.J.) Company                             15,520         651,685
       PepsiCo, Inc.                                    77,880       4,041,972
       Philip Morris Companies Inc.                     97,000       5,279,710
       Procter & Gamble Company                         58,510       5,281,113
       Sara Lee Corporation                             35,030         741,935
                                                                  ------------
                                                                    28,265,876
                                                                  ------------

ENERGY -- 5.9%
       Baker Hughes Incorporated                        14,850         559,548
       Exxon Mobil Corporation                         304,670      12,238,594
       Halliburton Company                              18,520         314,655
       Schlumberger Limited                             25,910       1,418,573
                                                                  ------------
                                                                    14,531,370
                                                                  ------------

FINANCIAL SERVICES -- 17.0%
       American International Group,  Inc.             116,846       8,076,396
       American Express Company                         58,570       2,401,956
       Bank One Corporation                             51,310       2,097,040
       Bank of America Corporation                      71,100       5,153,328
       Citigroup Inc.                                  228,826       9,908,166
       The Hartford Financial
         Services Group, Inc.                           10,390         720,027
       J.P. Morgan Chase & Co.                          87,360       3,066,336
       Lehman Brothers Holdings Inc.                    10,980         647,820
       Merrill Lynch & Co., Inc.                        36,850       1,545,489
       Morgan Stanley Dean Witter & Co.                 48,860       2,331,599
       US Bancorp                                       84,629       2,005,707
       Wells Fargo & Company                            75,420       3,857,733
                                                                  ------------
                                                                    41,811,597
                                                                  ------------

HEALTH CARE -- 15.3%
*<F77> Amgen, Inc.                                      45,790       2,421,375
       Baxter International Inc.                        26,600       1,513,540
       Bristol-Myers Squibb Company                     85,710       2,468,448
       CIGNA Corporation                                 6,390         696,510
       HCA-The Healthcare Company                       23,170       1,107,294
       Johnson & Johnson                               138,510       8,845,249
*<F77> MedImmune, Inc.                                  10,810         361,054
       Medtronic, Inc.                                  53,000       2,368,570
       Merck & Co., Inc.                               100,430       5,457,366
       Pfizer, Inc.                                    276,790      10,061,316
       Pharmacia Corporation                            56,920       2,346,812
                                                                  ------------
                                                                    37,647,534
                                                                  ------------
INDUSTRIALS -- 10.2%
       3M Co.                                           16,460       2,070,668
       The Boeing Company                               36,690       1,636,374
       Burlington Northern
         Santa Fe Corporation                           17,460         479,975
       Delta Air Lines, Inc.                             5,130         142,152
*<F77> FedEx Corporation                                12,880         665,510
       General Dynamics Corporation                      8,320         807,789
+<F78> General Electric Company                        439,280      13,859,284
       Honeywell International Inc.                     36,310       1,331,851
       Norfolk Southern Corporation                     16,970         363,667
       Raytheon Company                                 17,230         728,829
       Rockwell Automation, Inc.                         7,650         164,246
       Tyco International Ltd.                          85,840       1,583,748
       United Technologies Corporation                  20,560       1,442,695
                                                                  ------------
                                                                    25,276,788
                                                                  ------------

MATERIALS -- 2.5%
       Alcoa Inc.                                       37,210       1,266,256
       Allegheny Technologies, Inc.                      3,300          55,704
       Boise Cascade Corporation                         2,430          82,304
       Dow Chemical Company                             41,080       1,306,344
       International Paper Company                      23,140         958,690
       Weyerhaeuser Company                              9,190         547,816
       DuPont (E.I.) de Nemours
         and Company                                    45,570       2,027,865
                                                                  ------------
                                                                     6,244,979
                                                                  ------------

TECHNOLOGY -- 16.6%
*<F77> Cisco Systems, Inc.                             319,480       4,680,382
*<F77> Computer Sciences Corporation                     7,070         317,090
*<F77> EMC Corporation                                  96,460         881,644
       Hewlett-Packard Company                          85,710       1,465,641
       International Business
         Machines Corporation                           73,420       6,149,659
       Intel Corporation                               292,320       8,363,275
       Lucent Technologies, Inc.                       149,610         688,206
*<F77> Microsoft Corporation                           235,870      12,326,566
*<F77> National Semiconductor Corporation                7,450         234,824
       Nortel Networks Corp.                           138,410         470,594
*<F77> Oracle Corporation                              242,940       2,439,118
       Texas Instruments Inc.                           75,290       2,328,720
*<F77> Unisys Corporation                               14,080         190,080
       Xerox Corporation                                32,050         283,643
                                                                  ------------
                                                                    40,819,442
                                                                  ------------

TELECOMMUNICATION -- 4.6%
       AT&T Corp.                                      155,060       2,034,387
*<F77> Nextel Communications, Inc.                      34,850         192,024
       SBC Communications, Inc.                        149,450       4,629,493
       Verizon Communications                          111,850       4,486,303
                                                                  ------------
                                                                    11,342,207
                                                                  ------------

UTILITIES -- 1.7%
       American Electric Power
         Company, Inc.                                  13,460         616,468
       El Paso Energy Corporation                       21,759         870,360
       Entergy Corporation                               9,290         431,056
       Exelon Corporation                               14,260         774,318
       Southern Company                                 31,270         886,505
*<F77> The AES Corporation                              24,070         193,041
       Williams Companies, Inc.                         21,300         406,830
                                                                  ------------
                                                                     4,178,578
                                                                  ------------
Total Common Stocks
  (Cost: $213,356,431)                                             244,025,725
                                                                  ------------

SHORT-TERM INVESTMENTS -- 4.9%

MONEY MARKET
       Highmark Diversified Money
         Market Fund, Fiduciary Shares               3,402,375       3,402,375
       Short-Term Investments Held as
         Collateral for Loaned Securities                            8,593,110
                                                                  ------------
Total Short-Term Investments                                        11,995,485
                                                                  ------------
Total Investments                                                 $256,021,210
                                                                  ------------
                                                                  ------------

FUTURES CONTRACTS -- 0.8%

FUTURES                                                Contracts
                                                       ---------
       S&P 500 Futures, Expiring
         June, 2002                                          7       1,885,100
                                                                  ------------
Total Futures Contracts
  (Cost: $2,035,513)                                              $  1,885,100
                                                                  ------------
                                                                  ------------

*<F77>  Non-income producing
+<F78>  Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2002 (UNAUDITED)

                                                       NUMBER         MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------

COMMON STOCKS -- 99.9%

BIOTECHNOLOGY -- 9.9%
*<F79> Amgen, Inc.                                     147,600    $  7,805,088
       Applera Corporation -
         Applied Biosystems Group                      147,600       2,526,912
*<F79> Biogen, Inc.                                    147,600       6,416,172
*<F79> Chiron Corporation                              147,600       5,973,372
*<F79> Genentech, Inc.                                 147,600       5,239,800
*<F79> Genzyme Corporation -
         General Division                              147,600       6,042,744
*<F79> Immunex Corporation                             147,600       4,005,864
                                                                  ------------
                                                                    38,009,952
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES-- 5.0%
       Automatic Data Processing, Inc.                 147,600       7,503,984
       First Data Corporation                          147,600      11,732,724
                                                                  ------------
                                                                    19,236,708
                                                                  ------------

COMMUNICATIONS EQUIPMENT -- 9.7%
*<F79> ADC Telecommunications, Inc.                    147,600         574,164
       Alcatel ADR                                     147,600       1,861,236
*<F79> CIENA Corporation                               147,600       1,105,524
       Corning Incorporated                            147,600         987,444
       Harris Corporation                              147,600       5,344,596
*<F79> JDS Uniphase Corporation                        147,600         640,584
*<F79> Juniper Networks, Inc.                          147,600       1,492,236
       Lockheed Martin Corporation                     147,600       9,284,040
       Lucent Technologies                             147,600         678,960
       Nortel Networks Corporation                     147,600         501,840
*<F79> QUALCOMM Inc                                    147,600       4,451,616
       Raytheon Company                                147,600       6,243,480
       Scientific-Atlanta, Inc.                        147,600       2,952,000
*<F79> Tellabs, Inc.                                   147,600       1,253,124
                                                                  ------------
                                                                    37,370,844
                                                                  ------------

COMPUTER HARDWARE -- 1.7%
*<F79> 3Com Corporation                                147,600         851,652
*<F79> Adaptec, Inc.                                   147,600       2,169,720
*<F79> Cisco Systems, Inc.                             147,600       2,162,340
*<F79> Sun Microsystems, Inc.                          147,600       1,207,368
                                                                  ------------
                                                                     6,391,080
                                                                  ------------

COMPUTERS & PERIPHERALS -- 11.2%
*<F79> Apple Computer, Inc.                            147,600       3,582,252
       Compaq Computer Corporation                     147,600       1,498,140
*<F79> Dell Computer Corporation                       147,600       3,887,784
*<F79> EMC Corp                                        147,600       1,349,064
*<F79> Gateway, Inc.                                   147,600         808,848
       Hewlett-Packard Company                         147,600       2,523,960
+<F80> International Business
         Machines Corporation                          147,600      12,362,976
*<F79> NCR Corporation                                 147,600       5,735,736
*<F79> Network Appliance, Inc.                         147,600       2,575,620
*<F79> Palm, Inc.                                      147,600         467,892
*<F79> Quantum Corporation -
         DLT & Storage Systems                         147,600       1,084,860
*<F79> Storage Technology Corporation                  147,600       3,037,608
*<F79> VERITAS Software                                147,600       4,182,984
                                                                  ------------
                                                                    43,097,724
                                                                  ------------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 5.8%
*<F79> Agilent Technologies,Inc.                       147,600       4,435,380
*<F79> American Power
         Conversion Corporation                        147,600       1,896,660
*<F79> Coherent, Inc.                                  147,600       4,516,560
       Millipore Corporation                           147,600       5,896,620
*<F79> Solectron Corporation                           147,600       1,077,480
       Symbol Technologies, Inc.                       147,600       1,248,696
       Tektronix, Inc.                                 147,600       3,247,200
                                                                  ------------
                                                                    22,318,596
                                                                  ------------

HEALTHCARE EQUIPMENT
  & SUPPLIES -- 6.9%
       Biomet, Inc.                                    147,600       4,166,748
*<F79> Boston Scientific Corporation                   147,600       3,678,192
       Medtronic, Inc.                                 147,600       6,596,244
*<F79> St. Jude Medical, Inc.                          147,600      12,281,796
                                                                  ------------
                                                                    26,722,980
                                                                  ------------

INTERNET SOFTWARE
  & SERVICES -- 0.8%
*<F79> AOL Time Warner Inc.                            147,600       2,807,352
*<F79> Yahoo!, Inc.                                    147,600       2,178,576
                                                                  ------------
                                                                     4,985,928
                                                                  ------------

IT CONSULTING & SERVICES -- 5.5%
*<F79> Computer Sciences Corporation                   147,600       6,619,860
       Electronic Data Systems                         147,600       8,008,776
*<F79> SunGard Data Systems, Inc.                      147,600       4,392,576
*<F79> Unisys Corporation                              147,600       1,992,600
                                                                  ------------
                                                                    21,013,812
                                                                  ------------

OFFICE ELECTRONICS -- 0.4%
       Xerox Corporation                               147,600       1,306,260
                                                                  ------------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS -- 21.5%
*<F79> Advanced Micro Devices, Inc.                    147,600       1,650,168
*<F79> Analog Devices, Inc.                            147,600       5,455,296
*<F79> Applied Materials, Inc.                         147,600       3,589,632
*<F79> Cypress Semiconductor Corporation               147,600       3,287,052
       Intel Corporation                               147,600       4,222,836
*<F79> KLA-Tencor Corporation                          147,600       8,703,972
*<F79> Kulicke & Soffa Industries, Inc.                147,600       2,677,464
*<F79> Lam Research Corporation                        147,600       3,787,416
       Linear Technologies                             147,600       5,735,736
*<F79> LSI Logic Corporation                           147,600       1,896,660
*<F79> Maxim Integrated Products, Inc.                 147,600       7,350,480
*<F79> Micron Technology, Inc.                         147,600       3,498,120
*<F79> National Semiconductor  Corporation             147,600       4,652,352
*<F79> Novellus Systems, Inc.                          147,600       6,996,240
*<F79> Standard Microsystems Corporation               147,600       3,623,580
*<F79> Teradyne, Inc.                                  147,600       4,863,420
       Texas Instruments Inc.                          147,600       4,565,268
*<F79> Vitesse Semiconductors                          147,600         882,648
*<F79> Xilinx, Inc.                                    147,600       5,573,376
                                                                  ------------
                                                                    83,011,716
                                                                  ------------

SOFTWARE -- 20.0%
       Adobe Systems, Inc.                             147,600       5,898,096
       Autodesk, Inc.                                  147,600       2,714,364
*<F79> BMC Software, Inc.                              147,600       2,134,296
*<F79> Cadence Design Systems, Inc.                    147,600       3,022,848
*<F79> Check Point Software
         Technologies Ltd.                             147,600       2,678,940
       Computer Associates
         International, Inc.                           147,600       2,745,360
*<F79> Compuware Corp                                  147,600       1,157,184
*<F79> DST System, Inc.                                147,600       7,294,392
*<F79> Electronic Arts, Inc.                           147,600       8,715,780
*<F79> Mentor Graphics Corporation                     147,600       2,848,680
*<F79> Microsoft Corporation                           147,600       7,713,576
*<F79> Network Associates                              147,600       2,619,900
*<F79> Novell, Inc.                                    147,600         546,120
*<F79> Oracle Corporation                              147,600       1,481,904
*<F79> PeopleSoft, Inc.                                147,600       3,419,892
       SAP AG -- ADR                                   147,600       4,811,760
*<F79> Siebel Systems, Inc.                            147,600       3,570,444
*<F79> Sybase, Inc.                                    147,600       2,075,256
*<F79> Symantec Corporation                            147,600       5,226,516
*<F79> Synopsys, Inc.                                  147,600       6,658,236
                                                                  ------------
                                                                    77,333,544
                                                                  ------------

WIRELESS TELECOMMUNICATIONS -- 1.5%
       Motorola, Inc.                                  147,600       2,273,040
*<F79> Nextel Communications, Inc.                     147,600         813,276
       Nokia Corp -- ADR                               147,600       2,399,976
                                                                  ------------
                                                                     5,486,292
                                                                  ------------
Total Common Stocks
  (Cost $603,458,599)                                              386,285,436
                                                                  ------------

SHORT-TERM INVESTMENTS -- 20.2%

MONEY MARKET
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                  59,284          59,284
       Short Term Investments Held as
         Collateral for Loaned Securities                           77,978,800
                                                                  ------------
Total Short-Term Investments                                        78,038,084
                                                                  ------------
TOTAL INVESTMENTS                                                 $464,323,520
                                                                  ------------
                                                                  ------------

FUTURES CONTRACTS -- 0.2%

FUTURES                                                Contracts
                                                       ---------
       NASDAQ 100 Index Futures
         expiring June, 2002                                 6         768,000
                                                                  ------------
Total Futures Contracts
  (Cost $905,280)                                                 $    768,000
                                                                  ------------
                                                                  ------------

*<F79>  Non-income producing
+<F80>  Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2002 (UNAUDITED)

                                                        NUMBER        MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------

COMMON STOCKS -- 99.7%

ADVANCED MEDICAL EQUIPMENT -- 8.9%
       Beckman Coulter, Inc.                             1,940     $    92,674
       Biomet, Inc.                                      6,990         197,328
       DENTSPLY International, Inc.                      2,260          89,654
*<F81> Edwards Lifesciences Corporation                  2,190          55,013
*<F81> Guidant Corporation                               6,970         262,072
       Medtronic, Inc.                                  18,820         841,066
*<F81> St. Jude Medical, Inc.                            2,300         191,383
       Stryker Corporation                               3,740         200,127
       Varian Medical Systems, Inc.                      2,200          95,370
*<F81> Zimmer Holdings, Inc.                             5,290         183,616
                                                                   -----------
                                                                     2,208,303
                                                                   -----------

BIOTECHNOLOGY -- 14.3%
*<F81> Abgenix, Inc.                                     2,960          41,766
*<F81> Affymetrix, Inc.                                  1,850          46,935
*<F81> Alkermes, Inc.                                    2,420          48,739
*<F81> Amgen, Inc.                                      16,050         848,724
       Applera Corporation -
         Applied Biosystems Group                        6,090         104,261
*<F81> Biogen,Inc.                                       3,960         172,141
*<F81> Celgene Corporation                               2,720          53,802
*<F81> Chiron Corporation                                3,120         126,266
*<F81> CV Therapeutics, Inc.                               950          27,493
*<F81> Enzon, Inc.                                       1,540          57,350
*<F81> Genentech, Inc.                                   5,460         193,830
*<F81> Genzyme Corporation -
         General Division                                5,270         215,754
*<F81> Gilead Sciences, Inc.                             5,080         158,090
*<F81> Human Genome Sciences, Inc.                       3,940          62,016
*<F81> ICOS Corporation                                  1,830          47,141
*<F81> IDEC Pharmaceuticals Corporation                  3,710         203,864
*<F81> IDEXX Laboratories, Inc.                          1,410          40,157
*<F81> ImClone Systems Incorporated                      2,730          43,953
*<F81> Immunex Corporation                               7,850         213,049
*<F81> Incyte Genomics, Inc.                             2,870          23,563
*<F81> Invitrogen Corporation                            1,800          62,424
*<F81> Medarex, Inc.                                     2,890          29,305
*<F81> MedImmune, Inc.                                   5,860         195,724
*<F81> Millennium Pharmaceuticals, Inc.                  7,017         140,059
*<F81> Myriad Genetics, Inc.                             1,020          24,235
*<F81> Protein Design Labs, Inc.                         3,200          57,472
*<F81> Quest Diagnostics Incorporated                    1,870         171,909
*<F81> Quintilies Transnational Corporation              4,180          59,356
*<F81> Scios Inc.                                        1,730          53,509
*<F81> Vertex Pharmaceuticals Incorporated               2,550          54,238
                                                                   -----------
                                                                     3,577,125
                                                                   -----------

HEALTH CARE PROVIDERS -- 16.8%
*<F81> AdvancePCS                                        2,700          91,287
       Aetna Inc.                                        3,880         184,688
*<F81> Anthem, Inc.                                      2,700         184,140
*<F81> Apria Healthcare Group Inc.                       2,070          53,799
       CIGNA Corporation                                 3,120         340,080
*<F81> DaVita, Inc.                                      2,950          76,464
*<F81> Express Scripts, Inc,-Class A                     1,920         121,363
*<F81> First Health Group Corp.                          3,020          87,580
       HCA-The Healthcare Company                        9,170         438,234
*<F81> Health Management
         Associates, Inc. - Class A                      6,810         145,325
*<F81> Health Net Inc.                                   3,820         113,263
*<F81> HealthSouth Corporation                          10,710         161,721
*<F81> Humana Inc.                                       5,380          87,963
*<F81> Laboratory Corporation
         of America Holdings                             1,380         136,896
*<F81> Lincare Holdings Inc.                             3,340         105,143
*<F81> Manor Care, Inc.                                  3,440          88,202
*<F81> Orthodontic Centers of America, Inc.              1,690          45,038
*<F81> Oxford Health Plans, Inc.                         2,630         121,401
*<F81> Renal Care Group, Inc.                            1,800          63,900
*<F81> Tenet Healthcare Corporation                      6,330         464,432
*<F81> Triad Hospitals, Inc.                             2,200          92,400
*<F81> Trigon Healthcare, Inc. - Class A                 1,170         117,772
       UnitedHealth Group Incorporated                   5,920         519,835
*<F81> Universal Health Services,
         Inc. - Class B                                  1,730          80,532
*<F81> Wellpoint Health Networks Inc.                    3,490         262,029
                                                                   -----------
                                                                     4,183,487
                                                                   -----------

MEDICAL SUPPLIES -- 11.2%
       Abbott Laboratories                              20,910       1,128,094
*<F81> Apogent Technologies Inc.                         3,550          82,360
       Bausch & Lomb Incorporated                        1,880          67,624
       Baxter International Inc.                        10,480         596,312
       Becton Dickinson and Company                      6,260         232,684
*<F81> Boston Scientific Corporation                     7,510         187,149
       C. R. Bard, Inc.                                  1,650          90,651
*<F81> Cytyc Corporation                                 3,760          59,070
*<F81> Henry Schein, Inc.                                1,500          71,385
       Hillenbrand Industries, Inc.                      1,580         102,068
       Omnicare, Inc.                                    3,080          82,359
*<F81> Patterson Dental Company                          2,020          93,122
                                                                   -----------
                                                                     2,792,878
                                                                   -----------

PHARMACEUTICAL -- 48.5%
       Allergan, Inc.                                    3,270         215,526
*<F81> Andrx Group                                       2,110          95,414
*<F81> Barr Laboratories, Inc.                           1,040          69,316
       Bristol-Myers Squibb Company                     29,440         847,872
*<F81> Cephalon, Inc.                                    1,610          94,410
       Eli Lilly and Company                            14,260         941,873
*<F81> Forest Laboratories, Inc.                         4,010         309,331
       ICN Pharmaceuticals, Inc.                         2,760          76,342
*<F81> Inhale Therapeutic Systems, Inc.                  2,680          21,172
*<F81> IVAX Corporation                                  5,757          67,933
       Johnson & Johnson                                34,606       2,209,939
*<F81> King Pharmaceuticals, Inc.                        5,900         184,906
*<F81> Medicis Pharmaceutical Corporation                1,120          59,976
       Merck & Company, Inc.                            28,810       1,565,535
       Mylan Laboratories Inc.                           3,910         103,537
*<F81> NPS Pharmaceuticals, Inc.                         1,250          37,263
       Pfizer Inc.                                      67,810       2,464,893
       Pharmacia Corporation                            20,010         825,012
       Schering-Plough Corporation                      24,250         662,025
*<F81> Sepracor Inc.                                     3,080          38,993
*<F81> SICOR Inc.                                        2,970          52,628
*<F81> Watson Pharmaceuticals, Inc.                      3,530          86,838
       Wyeth                                            18,590       1,059,630
                                                                   -----------
                                                                    12,090,364
                                                                   -----------
Total Common Stocks
  (Cost $26,276,304)                                                24,852,157
                                                                   -----------

SHORT-TERM INVESTMENTS -- 3.4%

MONEY MARKET
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                  45,801          45,801
       Short Term Investments Held as
         Collateral for Loaned Securities                              801,100
                                                                   -----------
Total Short-Term Investments                                           846,901
                                                                   -----------
Total Investments                                                  $25,699,058
                                                                   -----------
                                                                   -----------

*<F81>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2002 (UNAUDITED)

                                                        NUMBER        MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------

COMMON STOCKS -- 99.7%

BANKING -- 37.0%
       AmSouth Bancorporation                            4,640     $   105,374
       Bank of America Corporation                      15,250       1,105,320
       Bank of New York Company, Inc.                    8,320         304,429
       Bank One Corporation                             12,380         505,971
       Banknorth Group, Inc.                             2,100          55,419
       BB&T Corporation                                  5,430         206,774
       Comerica Incorporated                             2,190         137,642
       Compass Bancshares, Inc.                          1,750          62,598
       Fifth Third Bancorp                               5,370         368,328
       First Tennessee National Corporation              1,720          66,495
       FleetBoston Financial Corporation                11,390         402,067
       Huntington Bancshares Incorporated                3,350          67,972
       J.P. Morgan Chase & Co.                          20,100         705,510
       KeyCorp                                           5,240         147,296
       M&T Bank Corporation                              1,140          97,333
       Marshall & Ilsley Corporation                     1,290          82,108
       Mercantile Bankshares Corporation                   980          40,337
       National City Corporation                         6,220         194,064
       National Commerce Bancorporation                  2,720          76,133
       North Fork Bancorporation, Inc.                   2,130          82,261
       Northern Trust Corporation                        2,580         137,050
       PNC Financial Services Group                      3,370         185,856
       Popular, Inc.                                     1,630          47,938
       Regions Financial Corporation                     2,910         102,054
       SouthTrust Corporation                            4,310         114,991
       SunTrust Banks, Inc.                              2,950         200,541
       Synovus Financial Corp.                           3,330          90,043
       TCF Financial Corporation                         1,000          52,050
       U.S. Bancorp                                     20,860         494,382
       Union Planters Corporation                        1,780          89,196
       Wachovia Corporation                             14,310         544,352
       Wells Fargo & Company                            17,000         869,550
       Zions Bancorporation                              1,250          67,600
                                                                   -----------
                                                                     7,809,034
                                                                   -----------

DIVERSIFIED FINANCIAL -- 26.7%
       American Express Company                         12,460         510,985
*<F82> AmeriCredit Corp.                                 1,170          45,419
*<F82> The BISYS Group, Inc.                             1,630          55,746
       Capital One Financial Corporation                 2,600         155,714
       Citigroup Inc.                                   45,600       1,974,480
       Countrywide Credit Industries, Inc.               1,630          76,137
       Fannie Mae                                       10,040         792,457
       Franklin Resources, Inc.                          1,920          80,448
       Freddie Mac                                       7,420         484,897
       Household International, Inc.                     5,140         299,611
       John Hancock Financial Services, Inc.             3,670         141,662
       Marsh & McLennan Companies, Inc.                  3,050         308,294
       MBNA Corporation                                  8,420         298,489
       SEI Investments Company                           1,120          37,733
       State Street Corporation                          3,850         196,774
       USA Education Inc.                                1,880         180,198
                                                                   -----------
                                                                     5,639,044
                                                                   -----------

INSURANCE FULL-LINE -- 8.6%
       Allmerica Financial Corporation                     760          37,932
       American International Group, Inc.               21,170       1,463,270
       Aon Corporation                                   3,050         108,977
       Hartford Financial
         Services Group, Inc.                            2,910         201,663
                                                                   -----------
                                                                     1,811,842
                                                                   -----------

INSURANCE: FULL-LINE -- 3.9%
       AFLAC INCORPORATED                                6,270         187,473
       Jefferson-Pilot Corporation                       1,930          96,654
       Lincoln National Corporation                      2,360         113,044
       MetLife, Inc.                                     8,245         281,484
       Torchmark Corporation                             1,670          68,286
       UnumProvident Corporation                         2,840          80,202
                                                                   -----------
                                                                       827,143
                                                                   -----------

INSURANCE: PROP/CASUALTY -- 8.1%
       ACE Limited                                       3,200         139,264
       The Allstate Corporation                          7,530         299,242
       Ambac Financial Group, Inc.                       1,390          87,375
       The Chubb Corporation                             2,070         158,769
       Cincinnati Financial Corporation                  1,960          91,846
       Everest Re Group, Ltd.                              640          43,456
       Loews Corporation                                 1,780         106,711
       MBIA, Inc.                                        1,885         101,658
       MGIC Investment Corporation                       1,270          90,627
       Old Republic
         International Corporation                       1,530          50,842
       The Progressive Corporation                       2,390         137,425
       Radian Group Inc.                                 1,260          65,394
       SAFECO Corporation                                1,730          57,782
       The St. Paul Companies, Inc.                      2,610         130,004
       XL Capital Ltd. Cl A                              1,640         154,734
                                                                   -----------
                                                                     1,715,129
                                                                   -----------

REAL ESTATE -- 2.9%
       Apartment Investment &
         Management Company - Class A                      970          47,627
       Archstone Communities Trust                       2,320          62,547
       Avalonbay Communities, Inc.                         920          43,856
       Duke-Weeks Realty Corporation                     1,720          45,236
       Equity Office Properties Trust                    5,030         144,009
       Equity Residential Properties Trust               3,460          97,572
       ProLogis Trust                                    2,380          52,836
       Plum Creek Timber Company, Inc.                   1,880          57,246
       Simon Property Group, Inc.                        1,890          63,788
                                                                   -----------
                                                                       614,717
                                                                   -----------

SAVINGS & LOAN -- 3.2%
       Charter One Financial, Inc.                       2,880         101,894
       Golden West Financial Corporation                 1,710         116,947
       Greenpoint Financial Corp.                        1,180          58,351
       Washington Mutual, Inc.                          10,610         400,315
                                                                   -----------
                                                                       677,507
                                                                   -----------

SECURITIES BROKERS -- 9.3%
       A.G. Edwards, Inc.                                1,110          45,421
       The Bear Stearns Companies Inc.                   1,310          81,141
       The Charles Schwab Corporation                   12,660         144,197
*<F82> E*TRADE Group, Inc.                               4,520          34,081
       Federated Investors, Inc. - Class B               1,370          43,922
       The Goldman Sachs Group, Inc.                     2,520         198,450
       Legg Mason, Inc.                                    900          45,216
       Lehman Brothers Holdings Inc.                     2,860         168,740
       Mellon Financial Corporation                      5,510         208,058
       Merrill Lynch & Co., Inc.                         8,600         360,684
       Morgan Stanley Dean Witter & Co.                 10,480         500,106
       Stilwell Financial, Inc.                          2,930          62,585
       T. Rowe Price Group Inc.                          1,660          58,216
                                                                   -----------
                                                                     1,950,817
                                                                   -----------
Total Common Stocks
  (Cost $20,866,154)                                                21,045,233
                                                                   -----------

SHORT-TERM INVESTMENTS -- 3.8%

MONEY MARKET
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                 103,102         103,102
       Short Term Investments Held as
         Collateral for Loaned Securities                              709,115
                                                                   -----------
Total Short-Term Investments                                           812,217
                                                                   -----------
Total Investments                                                  $21,857,450
                                                                   -----------
                                                                   -----------

*<F82>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2002 (UNAUDITED)

                                                        NUMBER        MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------

COMMON STOCK -- 98.9%

AUTOS & TRANSPORTATION -- 9.4%
       Expeditors International
         of Washington, Inc.                            13,600     $   787,032
*<F83> Gentex Corporation                               18,500         585,710
       Harley-Davidson, Inc.                            18,650         988,263
       Southwest Airlines Co.                           40,805         743,059
                                                                   -----------
                                                                     3,104,064
                                                                   -----------

CONSUMER DISCRETIONARY -- 31.7%
*<F83> Bed Bath & Beyond Inc.                           26,300         977,571
*<F83> Catalina Marketing Corporation                   26,800         940,412
       Cintas Corporation                               17,490         905,457
*<F83> DeVry, Inc.                                      18,450         488,740
*<F83> Electronic Arts Inc.                             16,500         974,325
       Fastenal Company                                 11,820         988,625
*<F83> Jones Apparel Group, Inc.                        10,800         420,660
*<F83> O'Reilly Automotive, Inc.                        25,100         812,989
       Omnicom Group Inc.                                7,810         681,344
*<F83> Panera Bread Company                              8,100         543,267
       Ruby Tuesday, Inc.                               31,000         778,720
*<F83> Scholastic Corporation                           21,100       1,070,403
*<F83> Starbucks Corporation                            37,300         851,186
                                                                   -----------
                                                                    10,433,699
                                                                   -----------

CONSUMER STAPLES -- 1.7%
       Walgreen Co.                                     14,400         543,888
                                                                   -----------

CONSUMER DURABLES -- 1.4%
       Donaldson Company, Inc.                          10,500         453,075
                                                                   -----------

FINANCIAL SERVICES -- 24.2%
*<F83> Advent Software, Inc.                            11,450         565,401
       Commerce Bancorp, Inc.                           16,900         834,691
*<F83> Concord EFS, Inc.                                32,420       1,056,568
       FactSet Research Systems Inc.                    11,000         383,130
       Fifth Third Bancorp                               8,320         570,669
*<F83> Fiserv, Inc.                                     25,750       1,144,845
       Investors Financial Services Corp.                7,200         530,208
       Paychex, Inc.                                    20,212         754,514
       SEI Investments Company                          15,700         528,933
*<F83> SunGard Data Systems, Inc.                       32,930         979,997
       TCF Financial Corporation                        11,600         603,780
                                                                   -----------
                                                                     7,952,736
                                                                   -----------

HEALTH CARE -- 16.2%
       Cardinal Health, Inc.                            11,950         827,538
*<F83> Forest Laboratories, Inc.                         7,700         593,978
*<F83> Health Management Associates,
         Inc. - Class A                                 42,500         906,950
*<F83> MedImmune, Inc.                                  10,100         337,340
*<F83> Patterson Dental Company                         24,140       1,112,854
       Stryker Corporation                              10,500         561,855
       UnitedHealth Group Incorporated                  11,100         974,691
                                                                   -----------
                                                                     5,315,206
                                                                   -----------

OTHER ENERGY -- 4.0%
       Apache Corporation                               10,000         583,300
*<F83> BJ Services Company                              20,400         749,496
                                                                   -----------
                                                                     1,332,796
                                                                   -----------

PRODUCER DURABLES -- 0.6%
       Technitrol, Inc.                                  7,300         185,420
                                                                   -----------

RETAIL -- 3.3%
*<F83> Kohl's Corporation                               14,830       1,092,971
                                                                   -----------

TECHNOLOGY -- 6.4%
*<F83> Amdocs Limited                                    9,300         202,089
*<F83> Intuit Inc.                                      14,000         548,520
       Linear Technology Corporation                    13,800         536,268
*<F83> Littelfuse, Inc.                                 10,400         279,864
*<F83> Zebra Technologies Corporation                    9,500         538,365
                                                                   -----------
                                                                     2,105,106
                                                                   -----------
Total Common Stocks
  (Cost $26,891,260)                                                32,518,961
                                                                   -----------

SHORT-TERM INVESTMENTS -- 16.1%
                                                      PAR VALUE
MONEY MARKET                                          ---------
       Highmark Diversified Money Market
         Fund, Fiduciary Shares                        619,164         619,164
       Short-Term Investments Held as
         Collateral for Loaned Securities                            4,665,284
                                                                   -----------
Total Short-Term Investments                                         5,284,448
                                                                   -----------
Total Investments                                                  $37,803,409
                                                                   -----------
                                                                   -----------

*<F83>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2002 (UNAUDITED)

  NUMBER
 OF SHARES                                                                                   S&P         MOODY'S            MARKET
OR PAR VALUE                  DESCRIPTION                                                   RATING       RATING              VALUE
------------                  -----------                                                   ------       -------            ------
MUNICIPAL BONDS -- 94.7%

ALABAMA -- 5.9%
 $1,000,000    The Board of Trustees of Alabama Agricultural and Mechanical                  AAA           Aaa         $ 1,013,750
               University Revenue Bonds, Series 1998, 5.00%, due 11-01-2016

  1,000,000    City of Tuscaloosa, Alabama, General Obligation Bonds, Series 2000,           AA-           Aa3           1,051,250
               5.75%, due 01-01-2020

COLORADO -- 6.0%
  1,000,000    Colorado Post Secondary Educational Facilities Authority Revenue              AAA           A2            1,037,920
               Refunding Bonds (University of Denver Project), 6.00%, due 03-01-2016

  1,000,000    City of Westminster, Colorado, Sales and Use Tax Revenue Refunding             AA           NR            1,048,750
               and Improvement Bonds, Series 1997A, 5.60%, due 12-01-2016

CONNECTICUT -- 3.1%
  1,000,000    City of New Haven, Connecticut, General Obligation Bonds Issue of 2000,       AAA           Aaa           1,073,750
               Series B, 5.75%, due 11-01-2018

ILLINOIS -- 7.2%
  1,000,000    Public Building Commission of Chicago Building Revenue Bonds,                 AAA           Aaa           1,240,000
               Series A of 1990, (Board of Education of the City of Chicago), 7.00%,
               due 01-01-2020

  1,000,000    Community Unit School District #116, Lake County, Illinois                    AAA           Aaa           1,263,750
               (Round Lake) School Bonds, Series 1996, 7.60%, due 02-01-2014

INDIANA -- 10.5%
  1,500,000    Indiana State Office Building Commission Capitol Complex Revenue              AAA           Aaa           1,906,875
               Bonds, Series 1990A, (Senate Avenue Parking Facility), 7.40%,
               due 07-01-2015

  1,500,000    The Indianapolis Local Public Improvement Bond Bank, Series 1992D              AA           NR            1,762,500
               Bonds, 6.750%, due 02-01-2014

MAINE -- 2.8%
  1,000,000    Maine Turnpike Authority Special Obligation Refunding Bonds,                  AAA           Aaa           1,000,000
               Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 6.0
  1,000,000    City of Springfield, Massachusetts, General Obligation State Qualified        AAA           Aaa           1,006,250
               Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018

  1,000,000    Town of Sterling, Massachusetts, General Obligation School                     NR           Aaa           1,085,000
               Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020

MICHIGAN -- 9.0%
  1,000,000    Dexter Community Schools, Counties of Washtenaw and Livingston,               AAA           Aaa           1,033,750
               State of Michigan, 1998 School Building and Site Bonds, (Unlimited
               Tax General Obligation), 5.10%, due 05-01-2018

  1,000,000    Board of Control of Northern Michigan University, General Revenue             AAA           Aaa           1,002,500
               Bonds, Series 1997, 5.125%, due 12-01-2020

  1,000,000    West Bloomfield, Michigan, School District General Obligation Bond,           AAA           Aaa           1,127,500
               5.85%, Prerefunded 05-01-2010 at Par

MISSISSIPPI -- 2.8%
  1,000,000    Certificates of Participation, (East Mississippi Correctional Facility        AAA           Aaa           1,000,000
               Project), Series 1997, Payments under Lease/Purchase Agreement,
               5.00%, due 01-01-2018

MISSOURI -- 1.7%
    550,000    State Environmental Improvement and Energy Resources Authority                 NR           Aaa             594,000
               (State of Missouri), Water Pollution Control and Drinking Water
               Revenue Bonds, Series 2000B, 5.625%, due 07-01-2015

NEW MEXICO -- 2.9%
  1,000,000    Bernalillo County, New Mexico, Gross Receipts Tax Refunding                    AA           Aa3           1,021,250
               Revenue Bonds, Series 1998, 5.25%, due 04-01-2027

NEW YORK -- 3.2%
  1,000,000    County of Monroe, New York, General Obligation Bonds Public                   AA-           A1            1,127,500
               Improvement Refunding Bonds-1996, Series A, 6.00%, due 03-01-2019

OKLAHOMA -- 3.3%
  1,000,000    Tulsa Industrial Authority Revenue and Refunding Bonds, (The                  AAA           Aaa           1,143,750
               University of Tulsa), Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 2.9%
  1,000,000    Public Auditorium Authority of Pittsburgh and Allegheny County,               AAA           Aaa           1,010,000
               (Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
               Bonds, Series of 1999, 5.00%, due 02-01-2017

SOUTH CAROLINA -- 2.9%
  1,000,000    City of Spartanburg, South Carolina, Water System Refunding                   AAA           Aaa           1,001,250
               Revenue Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 5.7%
  1,000,000    Harpeth Valley Utilities District of Davidson and Williamson Counties,        AAA           Aaa             998,750
               Tennessee, Utilities Improvement Revenue Bonds, Series 1998,
               5.05%, due 09-01-2020

  1,000,000    Shelby County, Tennessee, General Obligation Public Improvement and           AA+           Aa2             996,250
               School Bonds, 2001 Series A, 5.00%, due 04-01-2020

TEXAS -- 5.9%
  1,000,000    City of San Antonio, Texas, (Bexar County), Water System Revenue and          AA-           Aa3           1,086,250
               Refunding Bonds, Series 1999, 5.75%, due 05-15-2013

  1,000,000    Texas Water Development Board, State Revolving Fund Senior Lien               AAA           Aaa             993,750
               Revenue Bonds Program, Series 1997B, 5.00%, due 07-15-2019

WASHINGTON -- 3.0%
  1,000,000    The City of Seattle, Washington, Water System Revenue Bonds, 1999,             AA           Aa2           1,046,250
               5.25%, due 03-01-2013

WISCONSIN -- 7.0%
  1,300,000    Marinette County, Wisconsin, General Obligation Refunding Bonds,               NR           Aaa           1,472,250
               6.50%, due 09-01-2018

  1,000,000    School District of Waupun, Dodge and Fond du Lac Counties, Wisconsin,          NR           Aaa             970,000
               General Obligation Refunding Bonds, 4.75%, due 04-01-2018

WYOMING -- 2.9%
  1,000,000    The Trustees of the University of Wyoming Facilities Improvement              AAA           Aaa           1,028,750
               and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019                                         -----------

Total Municipal Bonds (Cost $32,139,255)                                                                                33,143,545
                                                                                                                       -----------

SHORT-TERM INVESTMENTS -- 4.1%

MONEY MARKET
  1,450,982    AIM Tax Free Cash Fund                                                                                    1,450,982
                                                                                                                       -----------

Total Short-Term Investments                                                                                             1,450,982
                                                                                                                       -----------

Total Investments                                                                                                      $34,594,527
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2002 (UNAUDITED)

 PRINCIPAL                                 INTEREST                   MARKET
  AMOUNT           DESCRIPTION               RATE      MATURITY       VALUE
 ---------         ------------            --------    --------       ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.8%

U.S. GOVERNMENT OBLIGATIONS -- 54.3%
 $1,500,000    U.S. Treasury Note            5.000%    08/15/11    $ 1,489,101
  1,000,000    U.S. Treasury Note            6.500%    02/15/10      1,096,445
    350,000    U.S. Treasury Note           10.375%    11/15/09        405,931
  1,100,000    U.S. Treasury Note            6.000%    08/15/09      1,171,500
    350,000    U.S. Treasury Note            8.750%    11/15/08        380,051
    750,000    U.S. Treasury Note            5.625%    05/15/08        784,951
    550,000    U.S. Treasury Note            6.625%    05/15/07        601,283
    400,000    U.S. Treasury Note            4.625%    05/15/06        405,453
  1,000,000    U.S. Treasury Note            7.875%    11/15/04      1,103,359
    500,000    U.S. Treasury Note            5.875%    11/15/04        527,734
    750,000    U.S. Treasury Note            7.250%    05/15/04        808,945
  1,000,000    U.S. Treasury Note            5.875%    02/15/04      1,048,984
    375,000    U.S. Treasury Note            4.750%    02/15/04        386,235
    500,000    U.S. Treasury Note           11.125%    08/15/03        553,769
    500,000    U.S. Treasury Note            5.750%    08/15/03        520,117
  1,100,000    U.S. Treasury Note            5.375%    06/30/03      1,137,254
  1,000,000    U.S. Treasury Note            5.750%    04/30/03      1,034,375
     70,000    U.S. Treasury Note            5.500%    03/31/03         72,119
  1,000,000    U.S. Treasury Note            4.250%    03/31/03      1,019,101
  1,000,000    U.S. Treasury Note            5.500%    02/28/03      1,027,929
    875,000    U.S. Treasury Note            5.625%    11/30/02        893,935
                                                                   -----------
Total U.S. Government Obligations                                   16,468,571
                                                                   -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 44.5%
 $1,498,245    Pool 586974                   6.000%    03/15/32      1,484,807
  1,493,952    Pool 569569                   6.000%    01/15/32      1,480,553
  1,480,474    Pool 564819                   6.500%    09/15/31      1,502,862
  1,121,673    Pool 781287                   7.000%    05/15/31      1,159,921
  1,476,498    Pool 537873                   7.000%    01/15/31      1,527,065
  1,486,328    Pool 2809                     7.000%    09/20/29      1,534,421
  1,466,980    Pool 780747                   6.500%    03/15/28      1,495,168
  1,013,602    Pool 427544                   6.000%    12/15/16      1,034,213
  1,025,101    Pool 3088                     6.500%    05/20/16      1,057,207
    279,576    Pool 3077                     7.000%    04/20/16        292,311
    877,614    Pool 780852                   6.500%    09/15/13        915,080
                                                                   -----------
Total Agency Obligations                                            13,483,608
                                                                   -----------
Total U.S. Government and Agency Obligations (Cost $29,482,964)     29,952,179
                                                                   -----------

SHORT-TERM INVESTMENTS -- 27.4%
MONEY MARKET
    130,994    Highmark 100% Treasury
                 Money Market Fund Fiduciary Shares                    130,994
               Short Term Investments Held as
                 Collateral for Loaned Securities                    8,183,079
                                                                   -----------
Total Short-Term Investments                                         8,314,073
                                                                   -----------
Total Investments                                                  $38,266,252
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

1-800-826-4600

Sales & Marketing
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. DeJong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President
John H. Lauderdale, Senior Vice President of Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia J. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

250 East Wisconsin Avenue  o  Suite 2000  o  Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

SEMI-ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

"Standard & Poor's," "Standard & Poor's 100," S&P," and "S&P 100" are trademarks of McGraw-Hill, Inc. PSEis a service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These marks have been licensed for use by the licensee.

The S&P, PSE and Dow Jones do not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds.

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT344-06/02